Nicor Inc.
Form 10-K
Exhibit 10.85

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Agreement

between

Nicor Gas

and

Local Union 19

of the
International Brotherhood
of Electrical Workers

2009 - 2014

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TABLE OF CONTENTS

ARTICLE	SUBJECT	PAGE

	Preamble	2
I	Representation and Recognition	2
II	Union–Company Relationship	2
III	Seniority, Promotions, Transfers, Layoffs, Reemployment	4
IV	Hours of Work, Overtime, and Holidays	6
V	Working Conditions	12
VI	Vacations – Leave of Absence	13
VII	Wages	16
VIII	Stewards – Grievances - Arbitration	17
IX	Period of Agreement	20
	Exhibit A – (Physical and Clerical), Job Classification Index, Time and Rate Step Schedules	25
	Exhibit A1 – Pension Bands	46
	Exhibit B – Promotional Series (Clerical)	48
	Exhibit B – Lines of Promotion & Demotion (Physical)	54
	Exhibit C – Memorandums of Agreement	62
	Topical Index	88

PREAMBLE

This Agreement is made by and between Nicor Gas (hereinafter called the "Company") and Local Union 19 (hereinafter called the "Union") of the International Brotherhood of Electrical Workers.  This Agreement shall be binding upon the parties and their respective successors and assigns.  The parties hereto agree with each other as follows:

ARTICLE I
Representation and Recognition

1.
The Union, having been duly certified by the National Labor Relations Board, is hereby recognized by the Company as the sole bargaining representative for all employees in the job classifications listed in Exhibit A.

2.	The occupational titles of the employees covered herein are listed in Exhibit A attached hereto and made a part hereof.

3.
The Company recognizes authorized representatives of the International Brotherhood of Electrical Workers Local 19 as representatives of the Union.  The Union shall inform the Company, in writing, of names of authorized representatives.

ARTICLE II
Union-Company Relationship

1.
The management of the Company and the direction of the working forces covered herein, including the right to hire, suspend, discharge for proper cause, promote, demote, transfer and layoff because of lack of work or for other proper reasons, are vested in the Company, except as otherwise specifically provided in this Agreement.

2.
In the election conducted by the National Labor Relations Board, the Union has been duly authorized to make the agreement set out in this Section.  In the interest of cooperation and harmonious relationship, the Company and the Union agree that:

(a) All regular and part-time regular employees, other than guards, who on August 1, 1946, were members of the Union, and all employees, other than guards, who become members after that date, shall as a condition of employment, maintain their membership in the Union during the term of this Agreement.  The Union, their officers and their members, shall not intimidate or coerce employees into joining the Union.

(b) All persons, other than guards, hired after July 31, 1946, shall as a condition of employment, join the Union after 30 days of employment as a regular employee and maintain membership in the Union during the term of the Agreement.

(c) The Union will accept into membership any present employees and all persons hired after July 31, 1946, upon reasonable terms and conditions.  Employees in job classifications, deemed by the parties to perform the functions of guards, were excluded from participation in the above mentioned election conducted by the National Labor Relations Board.

3.
The Company agrees that during the period of this Agreement there shall be no lock-out of members of the Union.  The Union and its membership, individually and collectively, agree that there shall be no strike, or other interruption of work, it being the desire of all parties to provide an uninterrupted service to the public.

4.
There shall be no discrimination, interference, restraint or coercion by the Company, or any of its agents, against any employee because of their membership in the Union or because of any lawful activities on behalf of the Union.

The Union, or its agents, will not solicit members, engage in organization work, or any other Union activities during the working time of employees except as provided in Article VIII of this Agreement.

5.
Neither the Company nor the Union, through their officers, members, representatives, agents, or committees, shall engage in any activity of any kind for the purpose of defeating or evading the terms of this Agreement.

6.	Posting of official Union notices on Company property shall be permitted and definite space shall be allotted for this purpose.

7.
The Company and the Union agree that neither shall discriminate among employees in the application of the provisions of this Agreement because of an employee's race, color, religion, sex, national origin or disability.  The Company and the Union also agree that, as provided by applicable laws, neither shall discriminate among employees in the application of the provisions of this Agreement because of age.

8.
The Company will deduct, during the term of this Agreement, regular, monthly Union membership dues from the wages of each employee from whom the Company has received an individual, voluntary authorization for such deduction.  Said authorization shall be irrevocable for a period of one year from the date of execution thereof by the employee, or until the termination date of this Agreement, whichever occurs sooner, but if not revoked in the following manner shall be automatically renewed from year to year.  Employees may revoke their dues deduction authorization forms by sending written notice, by certified mail, return receipt requested, to the General Manager Labor Relations and Facility Services of the Company and to the President of the Local Union, postmarked within ten days following (i) the expiration of any yearly period subsequent to the date of authorization, or (ii) the date of termination of the applicable collective bargaining agreement between the Company and the Union, whichever occurs sooner.  The Company will deduct the union dues bi-weekly, from each paycheck which is sufficient in amount for such deductions to be made therefrom, in the amounts specified in writing by the Union.  The Company will remit immediately said deductions to the Financial Secretary of Local 19, together with a list of the names of the employees for whom deductions have been made, the amount deducted for each employee, and the names of any employees who have quit, been discharged, or otherwise terminated, or who have been hired, since the prior bi-weekly deductions were made.

The individual voluntary authorization forms for payroll deduction of monthly union dues and initiation fees shall be presented to new employees by the Company prior to completion of his/her probationary period.

The Union will indemnify and save the Company harmless against any and all claims, demands or other forms of liability which may arise out of or by reason of action taken or not taken by the

Company in reliance upon the checkoff authorization forms submitted to it and in accordance with the provisions of this Section.

ARTICLE III
Promotions, Transfers, Layoffs, Reemployment

1.
This Article shall apply to those carried on the payroll as "regular" employees and “part-time regular” employees and shall not apply to those carried on the payroll as "temporary" employees.  Regular and part-time regular employees are engaged without time limitation and temporary employees are engaged for a limited period in jobs, which will not result in loss of regular employment for regular and part-time regular employees.

2.
A new employee, other than one classified as temporary, shall be termed a "probationary" employee. The probationary period shall be 120 calendar days. Extensions to the probationary period will be granted by mutual consent.  Upon the completion of the probationary period the employee shall be placed on the seniority list as a regular or a part-time regular employee and immediately credited with the seniority and service, which accumulated during the probationary period.  A probationary employee may be discharged any time prior to the end of the probationary period.  The discharge of a probationary employee shall not be subject to the provisions of Article VIII.

3.
Length of employment in the Company (or in any predecessor company) shall be "service."  Service will be in accordance with the Company records but cannot include time spent in the Company prior to a break in service which has not been joined.  For promotional purposes, “service” is defined as promotional service date.

4.	During the term of this Agreement the Company will supply, to the Union, lists showing service of regular employees as of January 1, and July 1, of each year.

5.	Each month the Company will inform the Union of personnel changes within the bargaining unit.

6.	A job classification shall be "higher" when it carries a higher schedule maximum. "Promotion" shall mean advancement to a higher job classification.

7.
In cases of promotion to higher job classifications within the bargaining unit, the factors to be considered shall be ability and service in accordance with Exhibit B.  Where the ability of the employees under consideration is substantially equal, the employee highest on the seniority list will be the one promoted.  In case of promotion, if the employee who is highest on the seniority list is not selected, the employee shall be informed by the Company of the reason why he/she was not promoted. The Union will be furnished the names of employees not promoted in accordance with service.  An employee demoted for inability to perform satisfactorily the work of his/her job classification shall not be eligible for promotion for the next 12 months.

Physical employees demoted at their own request will not be eligible for promotion (other than Star-X) for a 24-month period after the demotion.

Clerical employees who voluntarily demote will not be eligible for a promotion to any job classification for 24 months after their demotion.

8.	When a vacancy occurs or when a new position is created within the bargaining unit above the entrance job classifications, the Company shall post a notice on the bulletin boards in the seniority unit, for a period of ten calendar days, excluding Sundays, and holidays, announcing the position open. The entrance job classifications referred to are those indicated in Exhibit B. Employees desiring to be considered should make written application to the Human Resource Department, setting forth their qualifications. Employees who do not make application within the period of posting of the notice shall have no grievance. Promotion of employees who apply under this Section 8 shall be in accordance with the factors set forth in Exhibit B which are applicable to the particular job vacancy applied for.

If no qualified employee is available for the vacancy or newly created job classification, either from the next lower job classification in the applicable line of promotion and demotion in Exhibit B or as a result of the bidding procedure, then the Company may select any employee or hire someone to fill such job after notifying the Union.

9.	An employee's choice not to accept a promotion or transfer shall have no effect upon his/her future opportunities for promotion.

10.
An employee promoted shall be given a qualifying period up to 90 calendar days after certification, or up to 120 calendar days after a promotion without certification requirements, for determination as to whether or not he/she can meet the job requirements.  When required, extensions to the qualifying period may be granted by mutual consent of the Company and the Union.  If it is decided that the employee who has been selected for promotion is not competent to perform satisfactorily the work of the new job classification, the employee will be transferred back to his/her former job classification.

11.
The Company will afford the senior employee in a job classification a reasonable opportunity to be trained for the next higher job in his/her line of promotion and demotion to the extent that the Company finds it practicable to provide such training, taking into account the job requirements and working conditions involved.

This policy is predicated on the understanding between the Company and the Union that such training will not affect the Company's right to assign any work to an individual at any particular time.

12.
Whenever it becomes necessary to reduce the number of employees in a job classification due to lack of work, the Company will negotiate with the Union in an effort to formulate a program for spreading the work, moving employees between regions, areas, departments, zones, lines of promotion and demotion or job classifications, or for other appropriate action.  If the Company and the Union are unable to agree on such a program within 30 calendar days after the Union is notified of the situation, the following ground rules shall apply:

(a) Temporary employees first, and then probationary employees shall be laid off from the classification affected, but shall not have any rights to displace other employees.

(b) Employees laid off from job classifications will be laid off according to their service in the job classification.

The procedure to be followed should a layoff occur is as follows:

Employees laid off from their classification may displace the employee with the least service in the next lowest job classification.  If laid off from the lowest job classifications, the employee may then displace in the following order:

(1) Temporary employee

(2) A probationary employee

(3) The employee with the least service in an equal or lower job classification provided that the former employee has more service than the latter and can perform satisfactorily the work of the other job classification.

13.
Should there be a reduction in force, employees who are the President/Business Manager, Senior Assistant Business Manager, Vice-President/Recording Secretary and Business Representative of the Union shall continue to work as long as there is a job in their own department, in job classifications covered by this Agreement, which the Officers or Business Representatives are qualified to perform.  In any such case, the employee whose work the Officer or Business Representative is qualified to perform shall replace an employee of less seniority.  The Union shall inform the Company in writing of the names of these Officers and the Business Representatives.

14.
In the case of a regular employee or part-time regular employee who has given long and faithful service and who is unable to carry on his/her regular work to advantage, the Company will attempt to place such employee on work, which he/she is able to perform.  In such cases, the other provisions of this Article shall not apply.

15.
Any regular employee on a military leave of absence shall, upon reemployment, have the period of absence added to his/her service at the time of entry into military service.  A returning veteran shall be placed in a job classification, in accordance with provisions of applicable laws, at the rate of pay and with the seniority the employee would have attained had he/she not entered military service.

16.
A regular employee who may be elected or appointed to an office in the International Brotherhood of Electrical Workers, or Local Union 19 covered by this Agreement, which by election or appointment requires his/her absence from duty with the Company, shall be granted a leave of absence without pay for the term of office but not in excess of three years, and he/she shall continue to accumulate seniority and service throughout such term of office and shall, upon expiration of the leave of absence, be reinstated in accordance with his/her seniority provided he/she is physically qualified.

17.
A reasonable number of engineers, or other employees with special experience or training, may be assigned work at different occupations within the bargaining unit in any department as part of a training period, and while so employed, shall neither be affected by provisions of this Agreement nor shall their employment affect the status of other employees covered by this Agreement.

ARTICLE IV
Hours of Work, Overtime, and Holidays

1.
The basic work week shall normally consist of four or five regularly scheduled basic work days within the work week.  Normally there shall be two regularly scheduled consecutive days off.  Neither of these two days shall be considered as part of the basic work week even though an employee is scheduled to work on either or both of these days.  In cases of a four-day work week, at least two of the three scheduled RDO’s shall be consecutive.  The basic work day for a full-time regular employee shall consist of eight hours or ten hours of work which shall be consecutive except when time out for a meal is scheduled, but presently established exceptions to the basic work day of eight hours shall be continued in effect unless changed in accordance with the provisions of this Agreement.

These provisions apply to full-time regular employees.

2.	For the purpose of timekeeping, a work week shall begin and end at midnight, Sunday night.

3.
For the purpose of timekeeping, the date of which the basic work day is to be allocated shall be the date on which the majority of the basic work day hours are worked.  If the hours of a basic work day are evenly divided between two calendar days, the basic work day shall be allocated to the date on which the basic work day ends.

If, because of the application of this Section, two basic work days are allocated to the same calendar day, straight time shall be paid for the basic work day hours of both basic work days.

Overtime shall be allocated to the calendar day on which it is worked, except that all of a period of overtime starting at or after 11:00 p.m. or ending at or before 1:00 a.m. shall be considered to have been worked on the calendar day on which the majority of the overtime is worked, or in case such a period of overtime is divided equally between two calendar days, on the calendar day on which the period ends.

4.	A premium of $1.50 per hour shall be paid for the following, but no other hours.

(a) If an employee's basic work day begins before 5:30 a.m., or ends after 8:00 p.m., he/she shall receive this premium for all hours worked during the same timekeeping day as defined in Section 3 of this Article IV.

(b) If on an employee's regular days off he/she is required to work as a part of his/her established work schedule and the work period begins before 5:30 a.m., or ends after 8:00 p.m., the employee shall receive this premium for all hours worked during the same timekeeping day as defined in Section 3 of this Article IV.

(c) If, under the conditions specified above, the premium is to be paid for hours, which are compensated for at an overtime rate, the applicable overtime rate shall also be applied to the $1.50 per hour premium.

5.
A regular employee or part-time regular employee who is scheduled to work on Sunday as a basic work day shall be paid a premium of 50% computed upon the basis of his/her basic hourly rate of pay, for the hours worked during such basic work day; provided that if any other premium (except shift premium) or overtime rate shall be applicable to such hours, only the highest individual premium or overtime rate so applicable shall be paid.  If any regular employee who is scheduled to work on Sunday as a basic work day works on Sunday during hours which call for the payment of a shift premium under Section 4 of this Article IV, he/she shall be paid both the shift premium for such hours and the Sunday premium herein provided.

For work on Sunday, which is not a part of a basic work day, no Sunday premium shall be paid, but the appropriate overtime rate, computed upon the basis of the basic hourly rate of pay, shall be paid.

6.	“Shift” work is that which regularly operates 24 hours a day, seven days per week including Sundays and holidays. An employee who is assigned to such work shall be designated as a "shift" employee.

"Semi-shift" work is that which regularly operates in varying degree during the day or night, including Sundays and holidays.  An employee who is assigned to such work shall be designated as a "semi-shift" employee while so assigned.  The number of "semi-shift" employees and the number of such employees assigned to Sunday and holiday work shall be kept to the minimum.

All other work shall be classified as "non-shift" and an employee assigned to such work shall be designated as a "non-shift" employee.  A "non-shift" employee shall not have Sunday scheduled as a basic workday:

An employee may be changed from one to another of the above categories upon adequate notice as defined in Section 12 of this Article.

It is recognized that, because of differences in operating requirements, some job classifications may cover more than one of the types of work listed above.

7.
Where it is applicable, and within the limits of reasonable operating procedures, days off shall be rotated. Schedules of such rotation shall be posted as far in advance as is practicable.  If a schedule is unsatisfactory, it will be brought to the attention of the Company and a change will be made, if possible, within the limits of reasonable operating procedures.

8.	Upon written request of the Union (physical), the Company will establish a rotating or fixed schedule in any specified work group, which has more than one schedule of working hours per day.

9.
To facilitate the rotation of shifts and the rotation of days off, a change in shift may be made with only eight hours off between leaving one shift and returning to the next shift.  Such changes shall not result in overtime pay if they are made in accordance with an established schedule.

10.
With the consent of their immediate supervisor, employees shall have the privilege of exchanging shifts within the same work week, by individual arrangement, provided the change can be accomplished without additional cost to the Company.

11.	Presently established daily working hours of the basic work week will be continued in effect unless changed in accordance with the provisions of this Article.

12.
(a) In case of a change in the basic work days of an employee's basic work week, notice of at least 48 hours will be given prior to the change.  If not given this notice, the employee will be paid at the overtime rate on the first day of the new schedule.

(b) In case of a change in the daily working hours of the basic work day, notice of at least 48 hours will be given prior to the change.  If not given this notice, the employee will be paid at the overtime rate on the first basic work day of the new schedule for those hours worked outside of his/her  previously scheduled hours. (NOTE: This provision will also apply if a change in working hours is scheduled for less than three days within a basic work week without notice to the employee prior to the start of that basic work week.)

(c) 48 hours' notice will be considered to have been given if the employee is notified of the proposed change before being released from duty on the second day preceding the change.

(d) The provisions of this Section will not apply when a shift change is made for attendance at training schools.

13.	Overtime shall be paid at the rate of time and one-half, only after forty (40) paid hours of the basic work week. Exceptions to this are:

(a) On holidays, time shall be paid for in accordance with the provisions of Section 24 of this Article.

(b) If the employee works overtime which has been allocated to the calendar day of his/her first regular day off, double time shall be paid for all overtime hours which are allocated to the calendar day of the employee's second regular day off in a week (as defined in Section 2 of Article IV).

An employee working a four (4) day basic schedule will be eligible for double time if the employee works overtime allocated to the third regular day off.  The eligibility for double time exists if the employee has worked overtime allocated to both his/her first and second regular day off.

(c)  Employee hours reported on disability and/or workers compensation are excluded from the 40 paid hours of the basic work week.

(d) Employees called back for work.  (See Article IV, Section 18).

Overtime shall be computed to the nearest one-half hour.

14.
An employee shall not be required to take time off during basic work days in place of overtime worked or to be worked.  However, this shall not prevent changes in scheduled working hours or work days in accordance with the provisions of Section 12 of this Article.

15.	An employee who has worked (a) more than 16 hours continuously, or

(b) at least six hours of overtime in the 12 hour period immediately preceding his/her basic workday will, upon release, be entitled to an eight-hour rest period before returning to work.  If a rest period, under the provisions of this section, extends into a basic workday, the employee will lose no time thereby.

16.	An employee ordered to remain at a specified location, awaiting a call for emergency work outside scheduled working hours, shall be paid at the applicable rate until released.

17.
As far as practicable, overtime shall be distributed equally among employees in each work group or job classification, taking into account the qualifications required and the availability of the employees. Lists of overtime accumulated for the calendar year will be posted monthly on bulletin boards.  These lists shall show the equivalent number of straight time hours paid for.

18.
An employee called back, (with or without previous notice) for work at any time outside of his/her regular work schedule shall be paid a minimum of four hours straight time pay.  If pay for the time worked at the applicable overtime rate exceeds two hours straight time pay, the employee should be paid at the applicable overtime rate for the hours worked and in addition will be paid a call-back allowance of two hours at straight time.  In no event shall overtime pay for the call-out plus the call-back allowance exceed the equivalent of eight hours at the applicable overtime rate.

If an employee is called back more than once between two consecutive scheduled work periods, his/her pay and call-back allowance for such intermittent work shall not be more than what would have been received had the employee worked continuously from the starting time of the first call-back until the quitting time of the last callback.

The time reporting on the call-back for an employee who operates a company-owned vehicle shall begin when the employee leaves his/her residence and shall end when he/she returns home.

An employee shall not be considered to be called back when working overtime which, without interruption except time out for a meal, immediately precedes or follows a regular work period.

This section shall not apply to overtime work which is a part of established work schedules.

19.
When an employee reports for work at his/her regular daily starting time in accordance with his/her then existing regular work schedule for basic work days, and in condition to perform his/her work, the employee will be provided with work in his/her job classification, or other work, during the hours of his/her work schedule for that day.  Similarly, when an employee reports for scheduled overtime work on other than his/her basic work days and in condition to perform his/her work and if such work is not available, the employee will be paid a minimum of four hours at straight time.  All this shall not serve to modify the rights recognized to be in the Company as provided in Section 1 of Article II.

20.
Employees required to report for work at a Company headquarters shall travel from Company headquarters to their work locations on Company time.  If such employees are required to provide their own transportation from a Company headquarters to their work location, they will be reimbursed for the cost of such transportation.

Employees required to report directly to a work location within their working area shall travel to such work location on their own time and at their own expense.

21.
During the regularly scheduled working day there shall be a regularly scheduled meal period not exceeding one hour, except for employees whose work requires them to be on duty eight hours consecutively, in which case they shall eat at their work locations.

22.
When, on a basic work day, an employee is required by the Company to delay his/her regularly scheduled meal period for more than two hours from the end of the meal period, the employee shall be paid a premium equal to one-half his/her straight time rate from the end of his/her regularly scheduled meal period until permitted to eat.

23.	(a) An employee who is required to work overtime shall be eligible for a meal money allowance:
1. After working three hours immediately preceding or three hours immediately following a basic work day when the basic work schedule is an eight hour day and two hours immediately preceding or two hours immediately following a basic work day when the basic work schedule is a ten hour day.  (Overtime shallbe considered to be immediately preceding or following a basic work day even though the employee has time out for a meal); or

2.  After working ten hours on a regular day off or on a holiday when the employee was given at least eight hours' advance notice that he/she was to work overtime on that day. The employee will not be eligible if the time worked is eight hours but less than ten hours. An employee working less than eight hours of such overtime shall be covered by Paragraph (a) 3 of this Section; or

3.  If the overtime does not come under the provisions of Paragraph (1) or (2) above, but the time worked is two continuous hours or more and extends through, or is recorded as ending at 12:30 a.m., 6:30 a.m., 12:30 p.m., or 6:30 p.m.

(b) If the overtime continues, an employee shall be eligible for another meal money allowance at the end of each subsequent five hours of overtime worked after the employee is eligible for his first meal money allowance.

(c) If an employee is eligible for a meal money allowance and can be released to eat, he/she shall be given an allowance of $8.00 and shall eat on Company time.  Such meal shall be paid for by the employee.  The meal period will be of no more than 45 minutes in duration.  If unable to be released from the job, the Company will give the employee a meal money allowance of $8.00. When requested, food will be brought to the job, shall be paid for by the employee and shall be eaten on Company time.

(d) The provisions of this Section shall not apply when the Company and the Union agree to overtime in connection with basic work days in place of the employees working overtime on regular days off.

24.
The following days shall be recognized as holidays:  New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Eve and Christmas Day.

The Christmas Eve holiday will be celebrated on December 23rd in the calendar years when Christmas Day falls on either a Saturday or a Sunday and December 22nd when Christmas Day falls on a Monday.

Whenever one of these holidays falls on Sunday, it shall be observed on the following Monday.  When one of these holidays falls on a Saturday, it shall be observed as follows:

(a) On the preceding day, Friday, for employees for whom the Saturday upon which the holiday occurs is a regular day off; and

(b) On the Saturday on which the holiday occurs for employees for whom such Saturday is a basic workday.

In addition, employees may schedule three “floating” holidays during each calendar year and a fourth floating holiday during each U.S. Presidential Election year.

The provisions of this Section shall apply on the day observed by each employee rather than on the actual holiday, and shall not affect the Company's right to reschedule an employee's basic work week.

When a holiday is observed on an employee's basic workday, he/she may be given the day off and shall be paid at his/her basic hourly rate of pay.

However, when an employee works on a holiday which is observed on one of his/her basic work days, the employee shall be paid at his/her basic hourly rate of pay for the day and in addition, shall be paid on the following basis for any hours, which in accordance with the provisions of Section 3 of this Article, are allocated to the holiday:

(i) Time and one-half for any hours worked during his/her regular schedule for that basic work day.

(ii) Double time for any hours worked outside of his/her regular schedule for that basic work day.

When a holiday is observed on an employee's regular day off (Monday to Friday inclusive), and the employee does not work, he/she shall be paid a day's pay at his/her basic hourly rate of pay, but if the employee works, he/she shall be paid in addition at the rate of time and one-half for the first eight hours worked and double time thereafter for time worked which was allocated to the holiday.

All provisions of these sections will apply to “floating holidays” as well as the fixed scheduled holidays.

ARTICLE V
Working Conditions

1.
The Company will continue its present policy of cooperating with its employees so as to insure that reasonable rules and provisions are made for the safety and health of employees during the hours of their employment, and changes will be discussed with representatives of the Union prior to being put into effect.  Employees will comply with established safety and health rules and provisions.  Such rules and provisions shall apply uniformly to all employees affected.

2.
In the interest of safety, at the request of the employee involved, an employee may be accompanied by his/her Steward when called before a formal committee making an investigation of an accident.  This shall not apply to inquiries made at the scene of an accident.

3.
Regular employees shall not be required to do their work outdoors during periods of continuous significant rain or snow and exceptionally cold weather, except in cases of emergencies or in the performance of essential duties.

4.
The Company will furnish such tools, safety devices and other equipment as are presently being furnished.  The Company will furnish such tools, safety devices, or other equipment for the sole use of an individual employee when it determines that this is required for protection of health, and the use of such equipment by the employee is not of limited or occasional character.  Employees furnished tools, safety devices and other equipment shall be held responsible for their return in good condition, allowing for ordinary wear and tear.  The Company shall provide suitable and safe space for storing tools and equipment furnished to employees.

5.
When the Company requires an employee to be away from home overnight or longer, the Company shall provide necessary lodging and meals, and, if necessary, will advance the money therefore, and shall furnish his/her round-trip transportation plus travel time to and from his/her headquarters.  The employee shall have the opportunity to return to his/her headquarters on days off and holidays not worked on the above basis.

6.
The Company agrees that it will not contract any work which is ordinarily and customarily done by its regular employees if, as a result thereof, it would become necessary to lay off or reduce the rate of pay of any such employees.

7.
Supervisors shall not do work of employees included in the bargaining unit except in emergencies. However, supervisors may assist employees, or substitute for such employees during temporary absences or inability for other reasons to perform their work, so long as such substitution will not deprive qualified employees of employment.

Article VI.
Vacations - Leave of Absence

The sections of this Article pertaining to vacations will become effective March 1, 2009.

1.	In each calendar year, all regular employees who are on the payroll and under the normal retirement age shall begin to earn vacation in accordance with the provisions of this Article.

2.	Vacations will be granted as follows:

(a) Regular Vacation – During the first calendar year of employment, an employee will begin to earn regular vacation as of the first day of employment up to a maximum of eighty (80) hours.  Vacation may not be used by the employee until they successfully complete their probationary period.  Thereafter, the employee will be allowed a regular vacation of eighty (80) hours in each calendar year.

(b) Extra Vacation - A regular employee will begin to earn extra vacation in the calendar year in which he/she begins their sixth year of service.  Regular and extra vacation for which an employee is eligible is contained in the table outlined below.

(c) Total Vacation - In no case shall an employee's total earned vacation, regular and extra, exceed 240 hours except in a year in which deferred vacation, provided for in Section 11 of this Article, has been elected from the previous year.

Regular and extra vacation will be as follows:

Calendar Year in Which Employee Completes the Following Years of Service	Regular		Hours of Vacation Extra	Total
0 to 1	Max	80
1 to 5 inclusive		80		80
6		80	32	112
7 to 13 inclusive		80	40	120
14		80	48	128
15		80	56	136
16		80	64	144
17		80	72	152
18		80	80	160
19		80	96	176
20		80	104	184
21		80	112	192
22 to 25 inclusive		80	120	200
26		80	128	208
27 to 29 inclusive		80	136	216
30 and over		80	160	240

3.
In case a holiday is observed on any day during a full week of an employee's regular vacation, an additional day off with pay shall be allowed for each such holiday.  The provisions of Section 24 of Article IV shall apply to all other holidays observed while an employee is on vacation.

4.	Regular and extra vacations must be completed during the calendar year in which they are due unless deferred in accordance with Section 13 of this Article.

5.	Employees will be paid at their basic hourly rate of pay for their scheduled basic work days during their vacation.

6.
Provided the conditions of work are such that the employee's services can be spared, and with the understanding that they are subject to change to meet operating conditions and work requirements, the regular and extra vacation shall be selected, in each work group, in accordance with service except that:

(a) no extra vacation may be scheduled which would interfere with any employee's choice of regular vacation, and

(b) the selection of a full week of vacation will take precedence over less than a full week.

(c) Scheduling of ½ day vacation will not take precedence over full day vacation scheduling.

(d) Floating holidays will be scheduled for the year along with employees extra vacation and under the same rules as govern the scheduling of extra vacation days.

(e) Floating holidays must be used during the calendar year.

(f) Employees scheduling a full week of vacation will not be scheduled to work the weekend before and the weekend after.

Deferred vacation, as provided in Section 13 of this Article, shall not interfere with an employee's choice of regular or extra vacation.  Advance notice of vacation schedules will be posted on appropriate bulletin boards.

7.	For vacation purposes, a calendar week shall normally begin and end at midnight, Sunday night.

8.
An employee's eligibility for earned vacation shall not be affected by a prolonged absence while they are on Short Term Disability.  However, employees will not earn vacation while on Long Term Disability.

Only an employee on the active payroll may be given a vacation.

No extra time will be allowed because of illness during vacation.

9.
Full day vacations of either eight (8) or ten (10) hours (depending on the work schedule), shall be counted as vacation time unless the employee has less than eight (8) or ten (10) hours remaining on the schedule.  If that is the case, then all the remaining hours must be used in a one day period.

10.
Half day vacations will be four (4) hours for employees on an eight (8) hour regular schedule and five (5) hours for employees on a ten (10) hour regular schedule.  Part-time employees may schedule vacation equal to 50% of their scheduled shift.

11.	Exceptions to Article VI, Section 9 and Section 10 are as follows: For purposes of approved Family Medical Leave Absences, vacation will be used in increments as small as a half hour.

12.   Regular employees and part-time regular employees who are retiring will be granted the full vacation for which they have earned before they are added to the Pension Plan payroll.  However, retiring employees may elect to receive a vacation allowance for unused earned vacation days for which they were eligible during the calendar year of retirement.

Regular employees and part-time regular employees eligible for a vacation with pay and whose employment is terminated before using the entire vacation they have earned during the current calendar year shall receive a vacation allowance equal to their basic hourly rate for the number of days for which they are eligible in excess of the number of days of vacation they have already taken during the current calendar year.  Employees who terminate employment for any reason and have used more vacation hours than earned, will be required to repay the company for the difference at their then current rate of pay.  Employees who terminate or are terminated from the company during their probationary period are not eligible for payment.

In the event of termination by death, such vacation allowance shall be paid to the beneficiary of the deceased employee's Gift Group Life Insurance Policy.

13.  Any employee will be allowed to defer up to forty (40) hours unused earned vacation in either eight (8) or ten (10) hour increments from one calendar year to the next without restrictions, except that deferred vacation shall not interfere with an employees choice of regular or extra vacation.  Employees on Short Term Disability or Workers Compensation at the end of the year will not be allowed to defer vacation.

14.   Reasonable time off as required shall be granted to a regular employee and part-time regular employee in case of the death of the employee's father, mother, sister, brother, wife, husband, child, grandmother, grandfather, brother-in-law, sister-in-law, father-in-law, mother-in-law, grandchild, son-in-law, or daughter-in-law.  Normally not more than three days of such time off between the death and burial will be granted without loss of basic hourly rate of pay.

15.
A regular employee and part-time regular employee will be paid at his/her basic hourly rate of pay while performing jury service, during his/her basic work week but such pay shall not be allowed more than once in two consecutive calendar years.  All fees received for jury service will be retained by the employee.

While on jury service, an employee shall be assigned to work on the day shift from Monday to Friday, inclusive, and shall be at work during such working hours when not on jury duty.

16.  A regular employee or part-time regular employee performing court service, other than jury, under summons or subpoena will, upon notice to the Company, be paid at his/her basic hourly rate of pay for only the first day of such absence which occurs in his/her basic work week and will retain all court fees.  Employees who respond to court service as a result of their outside employment will not be paid.

17.   If a regular employee or part-time regular employee, upon notice to the Company, is absent during his/her basic work week to serve as Judge or Clerk in a public election, under the jurisdiction of election officials, the employee will be paid the difference between his/her basic hourly rate of pay for that day and election pay, provided the former is the larger, and will retain all fees received.

18.  A regular employee and part-time regular employee may, for justifiable reasons, be granted a leave of absence without pay after reasonable notice to the Company, provided the conditions of work are such that the employee's services can be spared.  During these leaves of absence seniority shall accumulate. If an employee overstays such leave, or accepts employment elsewhere during such leave without consent of the Company, he/she shall be considered to have resigned.

19.   Employees who are elected by their Union to serve as delegates to Union conventions or similar Union meetings shall, after reasonable notices to the Company, be granted leaves of absence without pay for sufficient time for this purpose.

ARTICLE VII
Wages

1.	The wage rates for the period of this Agreement shall, subject to the provisions of Article IX, be those set forth in Exhibit A. (physical and clerical)

2.
In all cases in which the scheduled maximum provided for in a given job classification in the attached Exhibit A is lower than the present rate of pay of an individual in that job classification, there shall be no reduction in the pay of the individual because of the adoption of the pay schedule.

3.
When qualified employees are temporarily assigned to and work in a job classification which is higher than their regular job classification, they shall be paid for that day at the minimum rate for the higher job classification, or at a rate based upon their present rate plus $.96 per day, whichever is greater.  However, no adjustment will be made that would result in a rate higher than the schedule maximum of the job classification to which they are assigned.

When qualified employees are temporarily assigned to and work in a management job classification, they shall be paid for that day at a rate based upon their present rate plus $2.00 per day.

Assignments of four hours or more in an eight hour day and five hours or more in a ten hour day shall be considered a full day under this Section.  No payment will be made for such temporary assignments if they amount to less than four hours in an eight hour day or five hours in a ten hour day.

 The four or five hour requirement for upgrade eligibility will not apply to employees "called out" to perform work in a higher job classification.

When an employee is training or certifying for promotion and is assigned productive work in the classification, the provisions of Article VII, Section 3 will apply.  Daily upgrading will be handled within the department.

4.
An employee returning from a military leave of absence who is re-employed in his/her former job classification, or a job classification which is not higher than his/her former job classification, shall receive the rate of pay provided for in the then existing time steps of the job classification, taking into account the time credit which had accrued when he/she left for military service plus the period of his/her absence because of military service.

5.
If a regular employee or part-time regular employee becomes disabled and is unable to perform his/her regular work to advantage, the Company will attempt to place the employee on work within the employee's capabilities.  In such cases, if the employee is placed in a job classification with a lower maximum hourly rate, the following conditions will apply:

(a) The hourly rate of the employee who is 55 or more years of age at the time of the transfer to the lower job classification will be frozen.  The employee will not receive general wage increases until the maximum rate of the job the employee is performing is equal to the employee's frozen hourly rate of pay.

(b) The hourly rate of pay of an employee who is less than 55 years of age will be reduced by $1.50 per hour immediately after the date of the transfer to the lower job classification.  On the first anniversary date following the transfer and on every succeeding anniversary date the employee’s hourly rate will be reduced by $1.50 per hour.  This reduction will continue until the hourly rate of the employee is equal to the maximum hourly rate of the job the employee is performing.  During this period, the employee will not be eligible to receive general wage increases.

(c) When the employee does become eligible to receive a general wage increase, it will be based on the job being performed at the time the increase is applied.

6.	New hires in to the physical bargaining unit will be paid 85% of the minimum rate of the job classification until successful completion of the probationary period.

7.	New employees will not be paid for any absences (other than worker’s compensation) during their probationary period.

8.	The company will maintain the maximum wage pay differential for employees in the Call Center Specialist classification hired after April 2000 and the Level 3 position a .17 cents per hour.

9.
Employees accepting promotions will receive an increase at the time of the promotion based on 70% of the difference of the maximum rate of the current job classification and the minimum rate of the promotional job classification.  After successful completion of the qualifying period, the employee will receive 100% of the promotional increase.

ARTICLE VIII
Stewards -- Grievances -- Arbitration

1.
There shall be a reasonable number of Stewards, not to exceed 55 for all employees covered by this Agreement, who shall be selected by the Local Union they represent.  Each Steward shall be assigned to a specific work group or work groups and in general the jurisdiction of one Steward shall not overlap that of any other Steward.  The Union shall furnish the Company with a list of the names of the Stewards and the work groups they represent.

The number of Stewards specified may be exceeded by mutual agreement.

2.	Business Representatives shall be selected by the Local Union they represent. The Union shall furnish the Company with a list of the names of the employees selected as Business Representatives.

The number of Business Representatives specified may be exceeded by mutual agreement.

3.	Only regular employees of the Company, employed in the respective work groups they represent, shall be designated as Stewards and Business Representatives.

4.
It shall be one of the duties of the Stewards and Business Representatives to attempt to adjust disputes or differences referred to them by any of the employees they have been designated to represent.

5.
Should any dispute or difference arise between the Company and the Union or its members as to the interpretation or application of any of the provisions of this Agreement or with respect to job working conditions, the term working conditions being limited to those elements concerned with the hours when an employee is at work and the acts required of the employee during such hours, the dispute or difference shall be settled through the grievance procedure, provided that no grievance will be considered which is more than 15 calendar days old.  A dispute as to whether a particular disagreement is a proper subject for the grievance procedure shall itself be treated as a grievance.

The steps in the grievance procedure are:

Step 1 -- The dispute or difference shall be presented orally by the employee concerned and discussed with his/her immediate supervisor.  The Steward may accompany the employee, if the employee so requests.

Step 2 --  If the dispute or difference is not adjusted in Step 1, it shall be reduced to writing and discussed by the Steward with the Manager of the Department (Region), or to the Department Head (G.O.), as the case may be.  The Steward may be accompanied by the Business Representative having jurisdiction.  The number of Company representatives may equal, but shall not exceed, the number of Union representatives present at the Step 2 discussion.  The appropriate Company representative specified above shall give his/her written answer within 15 calendar days after the dispute or difference is presented.

Step 3 -- If the dispute or difference is not adjusted in Step 2, it will be discussed by the President/Business Manager/Financial Secretary of the Union and the appropriate Company official.  The President of the Union shall be accompanied by the Steward involved and the appropriate Business Representative for the Department in which the employee works.  The appropriate Company official may be accompanied by additional Company representatives equal to the number of Union representatives accompanying the President of the Union as set forth above.  The appropriate Company official shall give his/her written answer within 15 calendar days after the dispute or difference is presented in Step 3.

Step 4 --  If the dispute or difference is not adjusted in Step 3, it shall be referred by the President of the Union to the General Manager Labor Relations and Facility Services.  The dispute or difference shall then be discussed within 30 calendar days by a committee composed as follows:

The Representatives of the Union
President/Business Manager
Senior Assistant Business Manager
Appropriate Steward and Business Representatives

The Representatives of the Company
The General Manager in charge of Labor Relations.  The Vice President in charge of the area affected. In the absence of the above specified Company representative, any principal officer may serve on this committee.  Additional Company representatives, equal in number to the Union representatives set forth immediately above.

The General Manager of Labor Relations shall give written answer within 15 calendar days after the 4th Step discussion.

Step 5 -- If the dispute or difference is not satisfactorily settled in Step 4, it may be referred, at the written request of either party, to an impartial arbitrator who shall be selected by mutual consent of the Company and the Union as soon as practicable after receipt of the request for arbitration.  If the parties do not agree upon the selection of an arbitrator within 15 calendar days after receipt of the request for arbitration, the Federal Mediation and Conciliation Service shall be requested to furnish a list of five arbitrators.  The party requesting arbitration shall first strike the names of two persons from the list, and the other party shall then strike two names.  The remaining name shall be the Arbitrator.  The Company and the Union will have the right to reject one panel for each grievance scheduled for Arbitration. The award of the Arbitrator shall be final and binding upon both parties and upon the employees or employee involved.  The fees and expenses of the Arbitrator, and any other expenses agreed to by the parties prior to the arbitration, shall be shared equally by the Company and the Union.  The Arbitrator shall have power and authority to arbitrate only those matters expressly made subject to arbitration by the terms of this Agreement, and shall rule only on the issues submitted to him in writing for arbitration.  The Arbitrator shall have power only to interpret this Agreement and shall not have power to alter or amend it.

10.	The time specified for each Step in the grievance procedure may be extended by mutual agreement.

11.
Where provision is made in this Article for a Steward to represent the Union at Steps 1, 2, 3 or 4 in the grievance procedure, in the event of the Steward's absence or inability to serve, the President of the Union may appoint any other Steward or Business Representative of the Union as an alternate.  The Company shall be notified of such appointments.

Where provision is made in this Article for a Business Representative to represent the Union at Steps 2, 3, or 4 in the grievance procedure, in the event of the Business Representatives absence or inability to serve, the President of the Union may appoint any other Business Representative or elected Officer of the Union as an alternate.  The Company shall be notified of such appointments.

Where provision is made in this Article for the President of the Union to represent the Union at Steps 3 or 4 in the grievance procedure, in the event of the President's absence or inability to serve, the Senior Assistant Business Manager of the Union shall take his/her place.

12.
At each Step above Step 1 in the grievance procedure the answer given by the Company shall be in writing.  In case the Union is not satisfied with the Company's reply, it shall present a written request for further consideration to the Company's representative specified at the next higher step.  The time allowed at each step will begin with the date of receipt of this request.  If the Union does not carry the grievance to the next higher step within 15 calendar days after the Company has rendered its decision at any step, the grievance shall be considered settled and not subject to further discussion.

13.
A grievance relating to disciplinary suspension or demotion, or discharge for cause, shall be originated at Step 3 in the grievance procedure within five calendar days after the disciplinary action is taken.  If the grievance is upheld, the employee's record shall be cleared of any disciplinary action and the employee shall be reimbursed for any wages lost as a result of the disciplinary action originally taken.

14.
Where practicable, notification of the Union President or Steward shall be given prior to any disciplinary action resulting in loss of pay or a written record in the employee's file.  A copy of such written record shall be given to the Union.

15.
In the event of a dispute or difference, the parties hereto shall continue to transact and carry on their  business in the same manner as at the time of the raising of the question or questions in dispute until a settlement is reached through the grievance or arbitration procedure provided in this Article.

16.
Pay at their basic hourly rate will be allowed regular employees who are officially designated Union representatives, or their alternates, as provided for in this Article, for the basic work days of their basic work week while engaged in the following steps of the grievance procedure:

Stewards                                                       Steps 1, 2, 3 and 4
Business Representatives                         Steps 2, 3, and 4

ARTICLE IX
Period of Agreement

1.
This Agreement when signed by the proper officials of the Company and the Union and approved by the President of the Brotherhood shall become effective as of March 1, 2009, except as otherwise expressly provided.

2.
The term of this Agreement shall be from March 1, 2009 through February 28, 2014, and shall be considered renewed from term to term of one year after February 28, 2014, unless a written notice of desire to amend or terminate this Agreement is given by either party to other at least sixty (60) days prior to the expiration of the term of this Agreement or any annual renewal period.  In event such written notice expresses a desire to amend the current Agreement, the substance of the amendments proposed shall be set forth in writing and accompany the notice of desire to amend.

3.
The parties agree to commence negotiations on any proposed amendments not less than forty (40) days prior to the end of the then current term, and further agree that if said negotiations are not completed by the expiration date of the then current Agreement, then the term of that current Agreement shall automatically be extended so long as negotiations are in progress; however, either party may terminate the current Agreement after its expiration date on thirty (30) days' prior written notice to the other party.

4.	The Company and the Union are parties to the following written supplemental agreements and memoranda of agreement including those listed in Exhibit C:

(a)	Supplemental Agreement with respect to Pension Plan effective March 1, 2009 through February 28, 2014.

(b)
Supplemental Agreement with respect to Group Life Insurance Plan, Group Accidental Death and Dismemberment Plan, Group Medical Expense Insurance Plan and Dental Assistance Plan effective March 1, 2009 through February 28, 2014.

(c)	Supplemental Agreement with respect to Nicor Gas Thrift Plan, effective March 1, 2009 through February 28, 2014.

(d)	Agreement Regarding Union Officials Local 19 (I.B.E.W.) and Nicor Gas Company revised August 5, 2009

(e)	Agreement – Active Union Employees Performing Union Business revised August 5, 2009

(f)	Memorandum of Agreement establishing Utilityman job classification, effective May 25, 1961

(g)	Memorandum of Agreement establishing Arc Welder job classification, effective August 13, 1968

(h)	Memorandum of Understanding: Overtime Equalization Provisions dated February 9, 1971

(i)	Revised Memorandum of Understanding: Disabled Employees dated February 1, 1974 and revised February 1, 1985, March 1, 2000 and March 1, 2004

(j)	Procedures for Testing Candidates for Jobs Requiring Certification dated March 31, 1975 and revised February 1, 1985, July 1, 1997, March 1, 2000, March 1, 2004 and March 1, 2009

(k)	Gas Welding re-qualification ground rules dated August 1, 1980, revised November 8, 1982, February 1, 1988, March 15, 1991 and May 2000

(l)	1991 Memorandum of Agreement, General Items N – Coffee Breaks

(m)	Statements Covering Items of Understanding, Re: Two Persons on Steel and Promotional Sequence dated February 15, 1994 and revised March 1, 2000 and March 1, 2009

(n)	Memorandum of Agreement, Re: Per Diem dated March 1, 1997

(o)	1997 Memorandum of Agreement, Contract Exhibit 5, Exhibit I – Geographic Locations for Placement of Employee Who Return To Former Job Classification

(p)
Revision Exhibit III – 1997 Contract Negotiation Memorandum of Agreement as Revised June 30, 1998 and January 11, 1999  (Incentive plan for Distribution Plastic Laborers and Distribution Plastic Operators)

(q)	1997 Memorandum of Agreement, Exhibit I – Revisions to Fleet Management Department Requirements and the Related Promotional Sequence revised March 4, 1997 and March 1, 2004

(r)	Memorandum of Understanding: Part-Time Provisions dated March 4, 1997 and revised March 1, 2000

(s)	1997 Memorandum of Agreement, General Items, 18 – Retention of Disciplinary Memorandums in Employee Personnel Files

(t)	Memorandum of Understanding: Eligibility for Physical Bargaining Unit Promotions dated August 29, 1997 and revised May 13, 2004

(u)	Schedule of Floating Holidays: Union Employees (Calendar year in which employment begins) dated January 9, 1998

(v)	Memorandum of Understanding: Fusion Qualification and Re-qualification dated September 3, 1998

(w)	Nicor Services – Marketing Project dated March 2, 1999 (Incentive Plan for Nicor Gas Call Center Employees)

(x)	Memorandum of Understanding: NCAT Incentive Program – Training Crews dated August 2, 1999 and Revised March 1, 2009

(y)	Memorandum Re: NCAT incentives and Company called meetings dated August 3, 1999

(z)	2000 Memorandum of Agreement, Exhibit VI – Overtime Procedures for Physical Employees in Training dated March 1, 2000

(aa)	Memorandum of Understanding: Wage Rates: Summer Help effective March 1, 2000

(bb)	Selection of Utility Inspectors dated August 9, 2001. Revised 2004 Memorandum of Agreement, Exhibit III, March 1, 2004 and 2009 Memorandum of Agreement, General Items No. 20 dated March 1, 2009.

(cc)	Accounting and Finance Clerical Prerequisites dated August 10, 2001

(dd)	Memorandum of Understanding: Promotions & Certification Process for part-time to full-time positions (physical) dated February 18, 2002

(ee)	Memorandum of Understanding: System Operations Department – Promotional Sequence dated June 5, 2002

(ff)	Memorandum of Understanding, Incentive for Operating Spanish Queue – Customer Care Call Center dated June 25, 2003

(gg)	Memorandum - Plastic Services off of Steel Main dated August 12, 2003

(hh)	2004 Memorandum of Agreement, Exhibit VI: Memorandum of Understanding: NCAT Incentive Program for 1” Plastic Services

(ii)	2004 Memorandum of Agreement, Exhibit IV – New Operating Department Job Classifications – Leak Survey Specialist, Sr. Operations Mechanic and Watch and Protect Locator.

(jj)	Memorandum of Understanding: Regarding Sr. Controllers/Mechanics being promoted to Arc Welder/Senior Specialist Classifications dated December 2005

(kk)	Memorandum of Understanding: Revision to Fleet Management Departmental Requirements and the Related Promotional Sequence, Amended Sections “A,2” and “C Helpers” revised September 26, 2006

(ll)	Memorandum: Incentive Structure for Field Operations Construction Directional Drilling Crew Utilizing Directional Drilling Equipment dated April 23, 2008

(mm)	2009 Memorandum of Agreement, Exhibit I – Installation of Mains and Services by Contractors

(nn)	2009 Memorandum of Agreement, Exhibit II – Excess Clerical Employee Ground Rules dated July 12, 1984 and Revised July 19, 1991 and March 1, 2009.

(oo)	2009 Memorandum of Agreement, Exhibit III – Agreement Regarding Transfers from Clerical to Meter Reading

It is agreed that the above-listed supplemental agreements and memoranda of agreement, where they provide for a fixed term, shall be in effect for the term therein specified; and that, where they do not provide for a fixed term, they shall remain in effect for the duration of this Agreement.

5.	Changes in any current Agreement can be made at any time by mutual consent.

For Nicor Gas

/s/ RUSS M. STROBEL
Russ M. Strobel, Chairman, President and Chief Executive Officer

/s/ CLAUDIA J. COLALILLO
Claudia J. Colalillo, Senior Vice President Human Resources and Corporate Communications

/s/ ROCCO J. D'ALESSANDRO
Rocco J. D’Alessandro, Executive Vice President Operations

/s/ RICHARD L. HAWLEY
Richard L. Hawley, Executive Vice President and Chief Financial Officer

For Local Union 19

/s/ ROBERT E. WYRWICKI
Robert E. Wyrwicki, President, Business Manager, Financial Secretary

/s/ ALAN S. TALKINGTON
Alan S. Talkington, Senior Assistant Business Manager

/s/ TERRANCE J. HAGGERTY
Terrance J. Haggerty, Vice President, Recording Secretary

EXHIBIT A

PHYSICAL

WAGE RATES

AND

TIME AND RATE STEP SCHEDULES

Pension Bands effective for employees hired prior to January 1, 1998.
Employees hired on or after January 1, 1998 should refer to the Summary
Plan Description for information pertaining to pension benefits.

EXHIBIT A
WAGE RATES FOR PHYSICAL EMPLOYEES

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band*	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
19	Arc Welder	9	$32.06	$ 32.29	$33.03	$ 33.26	$34.19	$ 34.42	$35.22	$ 35.45	$36.37	$ 36.60
24	Associate Corrosion Control Technician	1	$17.38	$ 17.38	$17.90	$ 17.90	$18.53	$ 18.53	$19.09	$ 19.09	$19.71	$ 19.71
12	Controller-hired before 3/22/85	7	$25.87	$ 26.37	$26.60	$ 27.10	$27.48	$ 27.98	$28.26	$ 28.76	$29.13	$ 29.63
10	Controller-hired after 3/21/85	7	$24.37	$ 26.37	$25.10	$ 27.10	$25.98	$ 27.98	$26.76	$ 28.76	$27.63	$ 29.63
5	Corrosion Control Field Technician	3	$18.73	$ 20.03	$19.32	$ 20.62	$20.03	$ 21.33	$20.66	$ 21.96	$21.36	$ 22.66
9	Corrosion Control Technician	5	$21.98	$ 23.58	$22.68	$ 24.28	$23.52	$ 25.12	$24.27	$ 25.87	$25.10	$ 26.70
20	Distribution Crew Leader	10	$32.52	$ 33.02	$33.50	$ 34.00	$34.68	$ 35.18	$35.73	$ 36.23	$36.90	$ 37.40
4	Distribution Helper-hired 3/22/85 - 4/4/97	1	$16.72	$ 17.22	$17.24	$ 17.74	$17.86	$ 18.36	$18.41	$ 18.91	$19.02	$ 19.52
3	Distribution Helper-hired 4/4/97 thru 6/30/04	*1	$15.30	$ 15.80	$15.77	$ 16.27	$16.33	$ 16.83	$16.83	$ 17.33	$17.38	$ 17.88
2	Distribution Helper-hired after 6/30/04	*	$13.00	$ 15.80	$13.40	$ 16.27	$13.88	$ 16.83	$14.31	$ 17.33	$14.77	$ 17.88
21	Distribution Mechanic	7	$21.71	$ 26.37	$22.44	$ 27.10	$23.32	$ 27.98	$24.10	$ 28.76	$24.97	$ 29.63
26	Distribution Plastic Laborer	2	$18.88	$ 18.88	$19.45	$ 19.45	$20.13	$ 20.13	$20.73	$ 20.73	$21.40	$ 21.40
27	Distribution Plastic Operator	7	$27.12	$ 27.12	$27.93	$ 27.93	$28.91	$ 28.91	$29.78	$ 29.78	$30.75	$ 30.75
16	Distribution Technician	8	$30.41	$ 30.91	$31.34	$ 31.84	$32.45	$ 32.95	$33.44	$ 33.94	$34.54	$ 35.04
4	Facility Service Helper-hired 3/22/85-4/4/97	1	$16.72	$ 17.22	$17.24	$ 17.74	$17.86	$ 18.36	$18.41	$ 18.91	$19.02	$ 19.52
3	Facility Service Helper-hired after 4/4/97	*1	$15.30	$ 15.80	$15.77	$ 16.27	$16.33	$ 16.83	$16.83	$ 17.33	$17.38	$ 17.88
2	Facility Service Helper-hired after 6/30/04	*	$13.00	$ 15.80	$13.40	$ 16.27	$13.88	$ 16.83	$14.31	$ 17.33	$14.77	$ 17.88
20	Fleet Management Crew Leader	10	$32.52	$ 33.02	$33.50	$ 34.00	$34.68	$ 35.18	$35.73	$ 36.23	$36.90	$ 37.40
10	Fleet Mgmt Helper hired 3/21/85 - 4/4/97	7	$24.37	$ 26.37	$25.10	$ 27.10	$25.98	$ 27.98	$26.76	$ 28.76	$27.63	$ 29.63
3	Fleet Mgmt Helper hired 4/4/97 thru 6/30/04	*1	$15.30	$ 15.80	$15.77	$ 16.27	$16.33	$ 16.83	$16.83	$ 17.33	$17.38	$ 17.88
2	Fleet Mgmt Helper hired after 6/30/04	*	$13.00	$ 15.80	$13.40	$ 16.27	$13.88	$ 16.83	$14.31	$ 17.33	$14.77	$ 17.88
21	Fleet Management Mechanic	7	$21.71	$ 26.37	$22.44	$ 27.10	$23.32	$ 27.98	$24.10	$ 28.76	$24.97	$ 29.63
16	Fleet Management Technician	8	$30.41	$ 30.91	$31.34	$ 31.84	$32.45	$ 32.95	$33.44	$ 33.94	$34.54	$ 35.04
11	General Corrosion Control Technician	8	$26.15	$ 29.15	$27.02	$ 30.02	$28.07	$ 31.07	$29.00	$ 32.00	$30.04	$ 33.04
6	General Facility/Property Mechanic	2	$19.01	$ 20.01	$19.60	$ 20.60	$20.31	$ 21.31	$20.94	$ 21.94	$21.64	$ 22.64
15	G.O. Equipment Mechanic	7	$28.17	$ 28.40	$29.02	$ 29.25	$30.04	$ 30.27	$30.95	$ 31.18	$31.96	$ 32.19
19	G.O. Equipment Technician	9	$32.06	$ 32.29	$33.03	$ 33.26	$34.19	$ 34.42	$35.22	$ 35.45	$36.37	$ 36.60
25	Leak Survey Specialist	2	$18.46	$ 18.46	$19.01	$ 19.01	$19.68	$ 19.68	$20.27	$ 20.27	$20.93	$ 20.93
4	Material Handling Helper-hired 3/22/85-4/4/97	1	$16.72	$ 17.22	$17.24	$ 17.74	$17.86	$ 18.36	$18.41	$ 18.91	$19.02	$ 19.52

EXHIBIT A
WAGE RATES FOR PHYSICAL EMPLOYEES

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band*	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
3	Material Handling Helper-hired 4/4/97-6/30/04	*1	$15.30	$ 15.80	$15.77	$ 16.27	$16.33	$ 16.83	$16.83	$ 17.33	$17.38	$ 17.88
2	Material Handling Helper-hired after 6/30/04	*	$13.00	$ 15.80	$13.40	$ 16.27	$13.88	$ 16.83	$14.31	$ 17.33	$14.77	$ 17.88
12	Material Handling Mechanic-before 3/22/85	7	$25.87	$ 26.37	$26.60	$ 27.10	$27.48	$ 27.98	$28.26	$ 28.76	$29.13	$ 29.63
10	Material Handling Mechanic-3/22/85 thru 4/4/97	7	$24.37	$ 26.37	$25.10	$ 27.10	$25.98	$ 27.98	$26.76	$ 28.76	$27.63	$ 29.63
26	Material Handling Mechanic - after 4/4/97	2	$18.88	$ 18.88	$19.45	$ 19.45	$20.13	$ 20.13	$20.73	$ 20.73	$21.40	$ 21.40
7	Meter Reader-hired 2/2/74 - 3/21/85	3	$21.11	$ 21.61	$21.76	$ 22.26	$22.54	$ 23.04	$23.23	$ 23.73	$24.00	$ 24.50
4	Meter Reader-hired 3/22/85 thru 4/4/97	1	$16.72	$ 17.22	$17.24	$ 17.74	$17.86	$ 18.36	$18.41	$ 18.91	$19.02	$ 19.52
3	Meter Reader-hired 4/4/97 thru 6/30/04	*1	$15.30	$ 15.80	$15.77	$ 16.27	$16.33	$ 16.83	$16.83	$ 17.33	$17.38	$ 17.88
2	Meter Reader-hired after 6/30/04	*	$13.00	$ 15.80	$13.40	$ 16.27	$13.88	$ 16.83	$14.31	$ 17.33	$14.77	$ 17.88
7	Meter Shop Helper-before 3/22/85	3	$21.11	$ 21.61	$21.76	$ 22.26	$22.54	$ 23.04	$23.23	$ 23.73	$24.00	$ 24.50
4	Meter Shop Helper-3/22/85 thru 4/4/97	1	$16.72	$ 17.22	$17.24	$ 17.74	$17.86	$ 18.36	$18.41	$ 18.91	$19.02	$ 19.52
3	Meter Shop Helper-hired 4/4/97 thru 6/30/04	*1	$15.30	$ 15.80	$15.77	$ 16.27	$16.33	$ 16.83	$16.83	$ 17.33	$17.38	$ 17.88
2	Meter Shop Helper-hired after 6/30/04	*	$13.00	$ 15.80	$13.40	$ 16.27	$13.88	$ 16.83	$14.31	$ 17.33	$14.77	$ 17.88
21	Meter Shop Mechanic	7	$21.71	$ 26.37	$22.44	$ 27.10	$23.32	$ 27.98	$24.10	$ 28.76	$24.97	$ 29.63
16	Meter Shop Technician	8	$30.41	$ 30.91	$31.34	$ 31.84	$32.45	$ 32.95	$33.44	$ 33.94	$34.54	$ 35.04
21	Operations Mechanic	7	$21.71	$ 26.37	$22.44	$ 27.10	$23.32	$ 27.98	$24.10	$ 28.76	$24.97	$ 29.63
16	Operations Technician	8	$30.41	$ 30.91	$31.34	$ 31.84	$32.45	$ 32.95	$33.44	$ 33.94	$34.54	$ 35.04
13	Semi-Truck Operator	8	$27.30	$ 29.30	$28.16	$ 30.16	$29.20	$ 31.20	$30.12	$ 32.12	$31.15	$ 33.15
13	Senior Controller	8	$27.30	$ 29.30	$28.16	$ 30.16	$29.20	$ 31.20	$30.12	$ 32.12	$31.15	$ 33.15
19	Senior Distribution Plastic Operator	9	$32.06	$ 32.29	$33.03	$ 33.26	$34.19	$ 34.42	$35.22	$ 35.45	$36.37	$ 36.60
21	Senior Facility/Property Mechanic	7	$21.71	$ 26.37	$22.44	$ 27.10	$23.32	$ 27.98	$24.10	$ 28.76	$24.97	$ 29.63
27	Senior Operations Mechanic	7	$27.12	$ 27.12	$27.93	$ 27.93	$28.91	$ 28.91	$29.78	$ 29.78	$30.75	$ 30.75
19	Senior Specialist	9	$32.06	$ 32.29	$33.03	$ 33.26	$34.19	$ 34.42	$35.22	$ 35.45	$36.37	$ 36.60
18	Specialist	9	$30.96	$ 31.46	$31.90	$ 32.40	$33.03	$ 33.53	$34.03	$ 34.53	$35.15	$ 35.65
19	Storage Arc Welder	9	$32.06	$ 32.29	$33.03	$ 33.26	$34.19	$ 34.42	$35.22	$ 35.45	$36.37	$ 36.60
19	Storage Controls Tester	9	$32.06	$ 32.29	$33.03	$ 33.26	$34.19	$ 34.42	$35.22	$ 35.45	$36.37	$ 36.60
20	Storage Crew Leader	10	$32.52	$ 33.02	$33.50	$ 34.00	$34.68	$ 35.18	$35.73	$ 36.23	$36.90	$ 37.40
7	Storage Helper-hired before 3/22/85	3	$21.11	$ 21.61	$21.76	$ 22.26	$22.54	$ 23.04	$23.23	$ 23.73	$24.00	$ 24.50
4	Storage Helper-hired 3/22/85 - 4/4/97	1	$16.72	$ 17.22	$17.24	$ 17.74	$17.86	$ 18.36	$18.41	$ 18.91	$19.02	$ 19.52
3	Storage Helper-hired 4/4/97 thru 6/30/04	*1	$15.30	$ 15.80	$15.77	$ 16.27	$16.33	$ 16.83	$16.83	$ 17.33	$17.38	$ 17.88

EXHIBIT A
WAGE RATES FOR PHYSICAL EMPLOYEES

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band*	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
2	Storage Helper hired after 6/30/04	*	$13.00	$ 15.80	$13.40	$ 16.27	$13.88	$ 16.83	$14.31	$ 17.33	$14.77	$ 17.88
21	Storage Mechanic	7	$21.71	$ 26.37	$22.44	$ 27.10	$23.32	$ 27.98	$24.10	$ 28.76	$24.97	$ 29.63
17	Storage Technician	9	$30.95	$ 31.46	$31.89	$ 32.40	$33.02	$ 33.53	$34.02	$ 34.53	$35.14	$ 35.65
6	System Laborer	2	$19.01	$ 20.01	$19.60	$ 20.60	$20.31	$ 21.31	$20.94	$ 21.94	$21.64	$ 22.64
8	Utility Facility/Property Mechanic	5	$21.79	$ 23.79	$22.50	$ 24.50	$23.36	$ 25.36	$24.12	$ 26.12	$24.97	$ 26.97
19	Utility Inspector	9	$32.06	$ 32.29	$33.03	$ 33.26	$34.19	$ 34.42	$35.22	$ 35.45	$36.37	$ 36.60
27	Watch and Protect Locator	7	$27.12	$ 27.12	$27.93	$ 27.93	$28.91	$ 28.91	$29.78	$ 29.78	$30.75	$ 30.75

*Pension Bands effective for employees hired prior to 1/1/98

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - PHYSICAL
YEAR 2009
Schedule
Number		Rate Step and Cumulative Time
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 12.55	$ 14.76
2	$ 13.01	$ 15.30	$ 15.38	$ 15.46	$ 15.54	$ 15.62	$ 15.71	$ 15.80
3	$ 15.30		$ 15.38	$ 15.46	$ 15.54	$ 15.62	$ 15.71	$ 15.80
4	$ 17.22		$ 17.22	$ 17.27	$ 17.32	$ 17.37	$ 17.42	$ 17.48	$ 17.54	$ 17.60	$ 17.66
5	$ 18.73		$ 18.91	$ 19.09	$ 19.27	$ 19.46	$ 19.65	$ 19.84	$ 20.03
6	$ 19.01		$ 19.17	$ 19.33	$ 19.50	$ 19.67	$ 19.84	$ 20.01
7	$ 21.11		$ 21.16	$ 21.21	$ 21.26	$ 21.31	$ 21.37	$ 21.43	$ 21.49	$ 21.55	$ 21.61
8	$ 21.79		$ 22.01	$ 22.23	$ 22.45	$ 22.67	$ 22.89	$ 23.11	$ 23.33	$ 23.56	$ 23.79
9	$ 21.98		$ 22.15	$ 22.32	$ 22.50	$ 22.68	$ 22.86	$ 23.04	$ 23.22	$ 23.40	$ 23.58
10	$ 24.37		$ 24.59	$ 24.81	$ 25.03	$ 25.25	$ 25.47	$ 25.69	$ 25.91	$ 26.14	$ 26.37
11	$ 26.15		$ 26.48	$ 26.81	$ 27.14	$ 27.47	$ 27.80	$ 28.13	$ 28.47	$ 28.81	$ 29.15
12	$ 25.87		$ 25.92	$ 25.97	$ 26.02	$ 26.07	$ 26.13	$ 26.19	$ 26.25	$ 26.31	$ 26.37
13	$ 27.30		$ 27.52	$ 27.74	$ 27.96	$ 28.18	$ 28.40	$ 28.62	$ 28.84	$ 29.07	$ 29.30
14	$ 27.81	$ 27.84	$ 27.87	$ 27.90	$ 27.93	$ 27.96	$ 28.00	$ 28.04
15	$ 28.17	$ 28.20	$ 28.23	$ 28.26	$ 28.29	$ 28.32	$ 28.36	$ 28.40
16	$ 30.41		$ 30.46	$ 30.51	$ 30.56	$ 30.61	$ 30.67	$ 30.73	$ 30.79	$ 30.85	$ 30.91
17	$ 30.96		$ 31.01	$ 31.06	$ 31.11	$ 31.16	$ 31.22	$ 31.28	$ 31.34	$ 31.40	$ 31.46
18	$ 30.96		$ 31.04	$ 31.12	$ 31.20	$ 31.28	$ 31.37	$ 31.46
19	$ 32.06	$ 32.09	$ 32.12	$ 32.15	$ 32.18	$ 32.21	$ 32.25	$ 32.29
20	$ 32.52		$ 32.57	$ 32.62	$ 32.67	$ 32.72	$ 32.78	$ 32.84	$ 32.90	$ 32.96	$ 33.02

		3	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2	5
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years	Years
21	$ 21.71		$ 22.04	$ 22.37	$ 22.70	$ 23.03	$ 23.36	$ 23.69	$ 24.02	$ 24.35	$ 24.68	$ 25.01

									5 1/2	6	6 1/2	7
									Years	Years	Years	Years
									$ 25.34	$ 25.67	$ 26.00	$ 26.37
Rate
22	$ 14.76
23	$ 15.83
24	$ 17.38
25	$ 18.46
26	$ 18.88
27	$ 27.12

Schedule Numbers 1 & 2 = 4 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - PHYSICAL
YEAR 2010
Schedule
Number		Rate Step and Cumulative Time

		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 12.92	$ 15.20
2	$ 13.40	$ 15.77	$ 15.85	$ 15.93	$ 16.01	$ 16.09	$ 16.18	$ 16.27
3	$ 15.77		$ 15.85	$ 15.93	$ 16.01	$ 16.09	$ 16.18	$ 16.27
4	$ 17.74		$ 17.79	$ 17.84	$ 17.89	$ 17.94	$ 18.00	$ 18.06	$ 18.12	$ 18.18	$ 18.24
5	$ 19.32		$ 19.50	$ 19.68	$ 19.86	$ 20.05	$ 20.24	$ 20.43	$ 20.62
6	$ 19.60		$ 19.76	$ 19.92	$ 20.09	$ 20.26	$ 20.43	$ 20.60
7	$ 21.76		$ 21.81	$ 21.86	$ 21.91	$ 21.96	$ 22.02	$ 22.08	$ 22.14	$ 22.20	$ 22.26
8	$ 22.50		$ 22.72	$ 22.94	$ 23.16	$ 23.38	$ 23.60	$ 23.82	$ 24.04	$ 24.27	$ 24.50
9	$ 22.68		$ 22.85	$ 23.02	$ 23.20	$ 23.38	$ 23.56	$ 23.74	$ 23.92	$ 24.10	$ 24.28
10	$ 25.10		$ 25.32	$ 25.54	$ 25.76	$ 25.98	$ 26.20	$ 26.42	$ 26.64	$ 26.87	$ 27.10
11	$ 27.02		$ 27.35	$ 27.68	$ 28.01	$ 28.34	$ 28.67	$ 29.00	$ 29.34	$ 29.68	$ 30.02
12	$ 26.60		$ 26.65	$ 26.70	$ 26.75	$ 26.80	$ 26.86	$ 26.92	$ 26.98	$ 27.04	$ 27.10
13	$ 28.16		$ 28.38	$ 28.60	$ 28.82	$ 29.04	$ 29.26	$ 29.48	$ 29.70	$ 29.93	$ 30.16
14	$ 28.65	$ 28.68	$ 28.71	$ 28.74	$ 28.77	$ 28.80	$ 28.84	$ 28.88
15	$ 29.02	$ 29.05	$ 29.08	$ 29.11	$ 29.14	$ 29.17	$ 29.21	$ 29.25
16	$ 31.34		$ 31.39	$ 31.44	$ 31.49	$ 31.54	$ 31.60	$ 31.66	$ 31.72	$ 31.78	$ 31.84
17	$ 31.89		$ 31.94	$ 31.99	$ 32.04	$ 32.09	$ 32.15	$ 32.21	$ 32.27	$ 32.33	$ 32.39
18	$ 31.90		$ 31.98	$ 32.06	$ 32.14	$ 32.22	$ 32.31	$ 32.40
19	$ 33.03	$ 33.06	$ 33.09	$ 33.12	$ 33.15	$ 33.18	$ 33.22	$ 33.26
20	$ 33.50		$ 33.55	$ 33.60	$ 33.65	$ 33.70	$ 33.76	$ 33.82	$ 33.88	$ 33.94	$ 34.00

		3	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2	5
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years	Years
21	$ 22.44		$ 22.77	$ 23.10	$ 23.43	$ 23.76	$ 24.09	$ 24.42	$ 24.75	$ 25.08	$ 25.41	$ 25.74

									5 1/2	6	6 1/2	7
									Years	Years	Years	Years
	Rate								$ 26.07	$ 26.40	$ 26.73	$ 27.10
22	$ 15.20
23	$ 16.30
24	$ 17.90
25	$ 19.01
26	$ 19.45
27	$ 27.93

Schedule Numbers 1 & 2 = 4 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - PHYSICAL
YEAR 2011
Schedule
Number		Rate Step and Cumulative Time
		3	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 13.37	$ 15.73
2	$ 13.88	$ 16.33	$ 16.41	$ 16.49	$ 16.57	$ 16.65	$ 16.74	$ 16.83
3	$ 16.33		$ 16.41	$ 16.49	$ 16.57	$ 16.65	$ 16.74	$ 16.83
4	$ 17.86		$ 17.91	$ 17.96	$ 18.01	$ 18.06	$ 18.12	$ 18.18	$ 18.24	$ 18.30	$ 18.36
5	$ 20.03		$ 20.21	$ 20.39	$ 20.57	$ 20.76	$ 20.95	$ 21.14	$ 21.33
6	$ 20.31		$ 20.47	$ 20.63	$ 20.80	$ 20.97	$ 21.14	$ 21.31
7	$ 22.54		$ 22.59	$ 22.64	$ 22.69	$ 22.74	$ 22.80	$ 22.86	$ 22.92	$ 22.98	$ 23.04
8	$ 23.36		$ 23.58	$ 23.80	$ 24.02	$ 24.24	$ 24.46	$ 24.68	$ 24.90	$ 25.13	$ 25.36
9	$ 23.52		$ 23.69	$ 23.86	$ 24.04	$ 24.22	$ 24.40	$ 24.58	$ 24.76	$ 24.94	$ 25.12
10	$ 25.98		$ 26.20	$ 26.42	$ 26.64	$ 26.86	$ 27.08	$ 27.30	$ 27.52	$ 27.75	$ 27.98
11	$ 28.07		$ 28.40	$ 28.73	$ 29.06	$ 29.39	$ 29.72	$ 30.05	$ 30.39	$ 30.73	$ 31.07
12	$ 27.48		$ 27.53	$ 27.58	$ 27.63	$ 27.68	$ 27.74	$ 27.80	$ 27.86	$ 27.92	$ 27.98
13	$ 29.20		$ 29.42	$ 29.64	$ 29.86	$ 30.08	$ 30.30	$ 30.52	$ 30.74	$ 30.97	$ 31.20
14	$ 29.66	$ 29.69	$ 29.72	$ 29.75	$ 29.78	$ 29.81	$ 29.85	$ 29.89
15	$ 30.04	$ 30.07	$ 30.10	$ 30.13	$ 30.16	$ 30.19	$ 30.23	$ 30.27
16	$ 32.45		$ 32.50	$ 32.55	$ 32.60	$ 32.65	$ 32.71	$ 32.77	$ 32.83	$ 32.89	$ 32.95
17	$ 33.02		$ 33.07	$ 33.12	$ 33.17	$ 33.22	$ 33.28	$ 33.34	$ 33.40	$ 33.46	$ 33.52
18	$ 33.03		$ 33.11	$ 33.19	$ 33.27	$ 33.35	$ 33.44	$ 33.53
19	$ 34.19	$ 34.22	$ 34.25	$ 34.28	$ 34.31	$ 34.34	$ 34.38	$ 34.42
20	$ 34.68		$ 34.73	$ 34.78	$ 34.83	$ 34.88	$ 34.94	$ 35.00	$ 35.06	$ 35.12	$ 35.18

		3	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2	5
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years	Years
21	$ 23.32		$ 23.65	$ 23.98	$ 24.31	$ 24.64	$ 24.97	$ 25.30	$ 25.63	$ 25.96	$ 26.29	$ 26.62

									5 1/2	6	6 1/2	7
									Years	Years	Years	Years
									$ 26.95	$ 27.28	$ 27.61	$ 27.98
Rate
22	$ 15.73
23	$ 16.87
24	$ 18.53
25	$ 19.68
26	$ 20.13
27	$ 28.91

Schedule Numbers 1 & 2 = 4 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - PHYSICAL
YEAR 2012
Schedule
Number		Rate Step and Cumulative Time
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 13.77	$ 16.20
2	$ 14.31	$ 16.83	$ 16.91	$ 16.99	$ 17.07	$ 17.15	$ 17.24	$ 17.33
3	$ 16.83		$ 16.91	$ 16.99	$ 17.07	$ 17.15	$ 17.24	$ 17.33
4	$ 18.41		$ 18.46	$ 18.51	$ 18.56	$ 18.61	$ 18.67	$ 18.73	$ 18.79	$ 18.85	$ 18.91
5	$ 20.66		$ 20.84	$ 21.02	$ 21.20	$ 21.39	$ 21.58	$ 21.77	$ 21.96
6	$ 20.94		$ 21.10	$ 21.26	$ 21.43	$ 21.60	$ 21.77	$ 21.94
7	$ 23.23		$ 23.28	$ 23.33	$ 23.38	$ 23.43	$ 23.49	$ 23.55	$ 23.61	$ 23.67	$ 23.73
8	$ 24.12		$ 24.34	$ 24.56	$ 24.78	$ 25.00	$ 25.22	$ 25.44	$ 25.66	$ 25.89	$ 26.12
9	$ 24.27		$ 24.44	$ 24.61	$ 24.79	$ 24.97	$ 25.15	$ 25.33	$ 25.51	$ 25.69	$ 25.87
10	$ 26.72		$ 26.94	$ 27.16	$ 27.38	$ 27.60	$ 27.82	$ 28.04	$ 28.26	$ 28.49	$ 28.72
11	$ 29.00		$ 29.33	$ 29.66	$ 29.99	$ 30.32	$ 30.65	$ 30.98	$ 31.32	$ 31.66	$ 32.00
12	$ 28.26		$ 28.31	$ 28.36	$ 28.41	$ 28.46	$ 28.52	$ 28.58	$ 28.64	$ 28.70	$ 28.76
13	$ 30.12		$ 30.34	$ 30.56	$ 30.78	$ 31.00	$ 31.22	$ 31.44	$ 31.66	$ 31.89	$ 32.12
14	$ 30.56	$ 30.59	$ 30.62	$ 30.65	$ 30.68	$ 30.71	$ 30.75	$ 30.79
15	$ 30.95	$ 30.98	$ 31.01	$ 31.04	$ 31.07	$ 31.10	$ 31.14	$ 31.18
16	$ 33.44		$ 33.49	$ 33.54	$ 33.59	$ 33.64	$ 33.70	$ 33.76	$ 33.82	$ 33.88	$ 33.94
17	$ 34.02		$ 34.07	$ 34.12	$ 34.17	$ 34.22	$ 34.28	$ 34.34	$ 34.40	$ 34.46	$ 34.52
18	$ 34.03		$ 34.11	$ 34.19	$ 34.27	$ 34.35	$ 34.44	$ 34.53
19	$ 35.22	$ 35.25	$ 35.28	$ 35.31	$ 35.34	$ 35.37	$ 35.41	$ 35.45
20	$ 35.73		$ 35.78	$ 35.83	$ 35.88	$ 35.93	$ 35.99	$ 36.05	$ 36.11	$ 36.17	$ 36.23

		3	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2	5
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years	Years
21	$ 24.10		$ 24.43	$ 24.76	$ 25.09	$ 25.42	$ 25.75	$ 26.08	$ 26.41	$ 26.74	$ 27.07	$ 27.40

									5 1/2	6	6 1/2	7
									Years	Years	Years	Years
									$ 27.73	$ 28.06	$ 28.39	$ 28.76
Rate
22	$ 16.20
23	$ 17.38
24	$ 19.09
25	$ 20.27
26	$ 20.73
27	$ 29.78

Schedule Numbers 1 & 2 = 4 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - PHYSICAL
YEAR 2013

Schedule
Number		Rate Step and Cumulative Time
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 14.22	$ 16.73
2	$ 14.77	$ 17.38	$ 17.46	$ 17.54	$ 17.62	$ 17.70	$ 17.79	$ 17.88
3	$ 17.38		$ 17.46	$ 17.54	$ 17.62	$ 17.70	$ 17.79	$ 17.88
4	$ 19.02		$ 19.07	$ 19.12	$ 19.17	$ 19.22	$ 19.28	$ 19.34	$ 19.40	$ 19.46	$ 19.52
5	$ 21.36		$ 21.54	$ 21.72	$ 21.90	$ 22.09	$ 22.28	$ 22.47	$ 22.66
6	$ 21.64		$ 21.80	$ 21.96	$ 22.13	$ 22.30	$ 22.47	$ 22.64
7	$ 24.00		$ 24.05	$ 24.10	$ 24.15	$ 24.20	$ 24.26	$ 24.32	$ 24.38	$ 24.44	$ 24.50
8	$ 24.97		$ 25.19	$ 25.41	$ 25.63	$ 25.85	$ 26.07	$ 26.29	$ 26.51	$ 26.74	$ 26.97
9	$ 25.10		$ 25.27	$ 25.44	$ 25.62	$ 25.80	$ 25.98	$ 26.16	$ 26.34	$ 26.52	$ 26.70
10	$ 27.59		$ 27.81	$ 28.03	$ 28.25	$ 28.47	$ 28.69	$ 28.91	$ 29.13	$ 29.36	$ 29.59
11	$ 30.04		$ 30.37	$ 30.70	$ 31.03	$ 31.36	$ 31.69	$ 32.02	$ 32.36	$ 32.70	$ 33.04
12	$ 29.13		$ 29.18	$ 29.23	$ 29.28	$ 29.33	$ 29.39	$ 29.45	$ 29.51	$ 29.57	$ 29.63
13	$ 31.15		$ 31.37	$ 31.59	$ 31.81	$ 32.03	$ 32.25	$ 32.47	$ 32.69	$ 32.92	$ 33.15
14	$ 31.56	$ 31.59	$ 31.62	$ 31.65	$ 31.68	$ 31.71	$ 31.75	$ 31.79
15	$ 31.96	$ 31.99	$ 32.02	$ 32.05	$ 32.08	$ 32.11	$ 32.15	$ 32.19
16	$ 34.54		$ 34.59	$ 34.64	$ 34.69	$ 34.74	$ 34.80	$ 34.86	$ 34.92	$ 34.98	$ 35.04
17	$ 35.14		$ 35.19	$ 35.24	$ 35.29	$ 35.34	$ 35.40	$ 35.46	$ 35.52	$ 35.58	$ 35.64
18	$ 35.15		$ 35.23	$ 35.31	$ 35.39	$ 35.47	$ 35.56	$ 35.65
19	$ 36.37	$ 36.40	$ 36.43	$ 36.46	$ 36.49	$ 36.52	$ 36.56	$ 36.60
20	$ 36.90		$ 36.95	$ 37.00	$ 37.05	$ 37.10	$ 37.16	$ 37.22	$ 37.28	$ 37.34	$ 37.40

		3	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2	5
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years	Years
21	$ 24.97		$ 25.30	$ 25.63	$ 25.96	$ 26.29	$ 26.62	$ 26.95	$ 27.28	$ 27.61	$ 27.94	$ 28.27

									5 1/2	6	6 1/2	7
									Years	Years	Years	Years
									$ 28.60	$ 28.93	$ 29.26	$ 29.63
Rate
22	$ 16.73
23	$ 17.94
24	$ 19.71
25	$ 20.93
26	$ 21.40
27	$ 30.75

Schedule Numbers 1 & 2 = 4 months

EXHIBIT A

CLERICAL

WAGE RATES

AND

TIME AND RATE STEP SCHEDULES

Pension Bands effective for employees hired prior to January 1, 1998.
Employees hired on or after January 1, 1998 should refer to the Summary
Plan Description for information pertaining to pension benefits.

EXHIBIT A
WAGE RATES FOR CLERICAL EMPLOYEES ON THE PAYROLL PRIOR TO MARCH 22, 1985

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
9	Accounting Clerk	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
14	Accounting Machine Clerk, Sr. Grade	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
17	Accounting Records Clerk	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
17	Auxiliary Equipment Operator	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
17	CIC Representative	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
9	Call Center Representative	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
14	Call Center Representative II	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
1	Clerk	1	$14.60	$14.90	$15.05	$15.35	$15.59	$15.89	$16.07	$16.37	$16.60	$16.90
14	Collector	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
20	Console Operator	10	$32.96	$33.19	$33.95	$34.18	$35.14	$35.37	$36.20	$36.43	$37.38	$37.61
14	Control Clerk	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
17	Construction Clerk	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
17	Credit Representative	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
9	Data Clerk	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
17	Engineeering Records Clerk	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
17	Environmental Representative	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
14	General Accounting Clerk	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
19	General Analysis Clerk	10	$32.41	$32.64	$33.39	$33.62	$34.57	$34.80	$35.61	$35.84	$36.77	$37.00
5	General Clerk	1	$16.42	$17.02	$16.93	$17.53	$17.54	$18.14	$18.08	$18.68	$18.69	$19.29
9	General Office Clerk	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
18	Lead Accounting Clerk	9	$31.16	$31.39	$32.10	$32.33	$33.23	$33.46	$34.23	$34.46	$35.35	$35.58
9	Office Machine Operator	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
18	Office Machine Operator, Sr. Grade	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
17	Operations Representative	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
18	Output & Tape Control Clerk	9	$31.16	$31.39	$32.10	$32.33	$33.23	$33.46	$34.23	$34.46	$35.35	$35.58
17	Real Estate Representative	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
9	Secretarial Stenographer I	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38

EXHIBIT A
WAGE RATES FOR CLERICAL EMPLOYEES ON THE PAYROLL PRIOR TO MARCH 22, 1985

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
14	Secretarial Stenographer (4 level)	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
17	Secretarial Stenographer (5 level)	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
19	Senior Clerk	10	$32.41	$32.64	$33.39	$33.62	$34.57	$34.80	$35.61	$35.84	$36.77	$37.00
17	Senior Customer Care Specialist	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
14	Service Clerk	7	$26.23	$26.46	$27.02	$27.25	$27.97	$28.20	$28.82	$29.05	$29.76	$29.99
9	Service Office Clerk	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
18	Service Representative	9	$31.16	$31.39	$32.10	$32.33	$33.23	$33.46	$34.23	$34.46	$35.35	$35.58
17	Special Accounts Clerk, Sr Grade	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
9	Station Clerk	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
9	Stores Office Clerk	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38
17	Transmission Representative	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
17	Treasury Records Clerk	8	$29.57	$29.80	$30.46	$30.69	$31.53	$31.76	$32.48	$32.71	$33.54	$33.77
9	Treasury Specialist	4	$22.28	$23.27	$22.98	$23.97	$23.82	$24.81	$24.56	$25.55	$25.39	$26.38

EXHIBIT A
WAGE RATES FOR CLERICAL EMPLOYEE ON THE PAYROLL MARCH 22, 1985 THROUGH MAY 16, 1988

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
8	Accounting Clerk	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
12	Accounting Machine Clerk, Sr. Grade	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
17	Accounting Records Clerk	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
17	Auxiliary Equipment Operator	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
17	CIC Representative	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
8	Call Center Representative	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
12	Call Center Representative II	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
1	Clerk	1	$12.54	$ 12.84	$12.92	$ 13.22	$13.38	$ 13.68	$13.79	$ 14.09	$14.25	$ 14.55
12	Collector	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
16	Console Operator	10	$32.96	$ 33.19	$33.95	$ 34.18	$35.14	$ 35.37	$36.20	$ 36.43	$37.38	$ 37.61
12	Control Clerk	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
17	Construction Clerk	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
17	Credit Representative	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
8	Data Clerk	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
17	Engineeering Records Clerk	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
17	Environmental Representative	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
12	General Accounting Clerk	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
15	General Analysis Clerk	10	$32.41	$ 32.64	$33.39	$ 33.62	$34.57	$ 34.80	$35.61	$ 35.84	$36.77	$ 37.00
3	General Clerk	1	$13.25	$ 13.55	$13.65	$ 13.95	$14.14	$ 14.44	$14.57	$ 14.87	$15.05	$ 15.35
8	General Office Clerk	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
13	Lead Accounting Clerk	9	$31.16	$ 31.39	$32.10	$ 32.33	$33.23	$ 33.46	$34.23	$ 34.46	$35.35	$ 35.58
8	Office Machine Operator	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
12	Office Machine Operator, Sr. Grade	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
17	Operations Representative	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
18	Output & Tape Control Clerk	9	$31.16	$ 31.39	$32.10	$ 32.33	$33.23	$ 33.46	$34.23	$ 34.46	$35.35	$ 35.58
17	Real Estate Representative	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
8	Secretarial Stenographer I	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66

EXHIBIT A
WAGE RATES FOR CLERICAL EMPLOYEE ON THE PAYROLL MARCH 22, 1985 THROUGH MAY 16, 1988

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
12	Secretarial Stenographer (4 level)	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
17	Secretarial Stenographer (5 level)	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
19	Senior Clerk	10	$32.41	$ 32.64	$33.39	$ 33.62	$34.57	$ 34.80	$35.61	$ 35.84	$36.77	$ 37.00
17	Senior Customer Care Specialist	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
12	Service Clerk	7	$24.46	$ 26.46	$25.25	$ 27.25	$26.20	$ 28.20	$27.05	$ 29.05	$27.99	$ 29.99
8	Service Office Clerk	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
18	Service Representative	9	$31.16	$ 31.39	$32.10	$ 32.33	$33.23	$ 33.46	$34.23	$ 34.46	$35.35	$ 35.58
17	Special Accounts Clerk, Sr Grade	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
8	Station Clerk	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
8	Stores Office Clerk	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66
17	Transmission Representative	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
17	Treasury Records Clerk	8	$29.57	$ 29.80	$30.46	$ 30.69	$31.53	$ 31.76	$32.48	$ 32.71	$33.54	$ 33.77
8	Treasury Specialist	4	$19.88	$ 20.87	$20.51	$ 21.50	$21.26	$ 22.25	$21.93	$ 22.92	$22.67	$ 23.66

EXHIBIT A
WAGE RATES FOR CLERICAL EMPLOYEES ON THE PAYROLL ON AND AFTER MAY 17, 1988

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band*	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
4	Accounting Clerk	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
6	Accounting Machine Clerk, Sr. Grade	3	$18.73	$ 20.73	$19.35	$ 21.35	$20.09	$ 22.09	$20.75	$ 22.75	$21.48	$ 23.48
10	Accounting Records Clerk	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
10	Auxiliary Equipment Operator	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
10	CIC Representative	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
4	Call Center Representative	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
6	Call Center Representative II	3	$18.73	$ 20.73	$19.35	$ 21.35	$20.09	$ 22.09	$20.75	$ 22.75	$21.48	$ 23.48
1	Clerk	1	$12.54	$ 12.84	$12.92	$ 13.22	$13.38	$ 13.68	$13.79	$ 14.09	$14.25	$ 14.55
6	Collector	3	$18.73	$ 20.73	$19.35	$ 21.35	$20.09	$ 22.09	$20.75	$ 22.75	$21.48	$ 23.48
16	Console Operator	7	$27.94	$ 28.17	$28.78	$ 29.01	$29.79	$ 30.02	$30.69	$ 30.92	$31.69	$ 31.92
6	Control Clerk	3	$18.73	$ 20.73	$19.35	$ 21.35	$20.09	$ 22.09	$20.75	$ 22.75	$21.48	$ 23.48
10	Construction Clerk	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
10	Credit Representative	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
2	Customer Care Specialist	1	$13.49	$ 16.30	$13.98	$ 16.79	$14.57	$ 17.38	$15.10	$ 17.91	$15.69	$ 18.50
4	Data Clerk	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
10	Engineeering Records Clerk	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
10	Environmental Representative	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
6	General Accounting Clerk	3	$18.73	$ 20.73	$19.35	$ 21.35	$20.09	$ 22.09	$20.75	$ 22.75	$21.48	$ 23.48
15	General Analysis Clerk	7	$27.50	$ 27.73	$28.33	$ 28.56	$29.33	$ 29.56	$30.22	$ 30.45	$31.21	$ 31.44
3	General Clerk	1	$13.25	$ 13.55	$13.65	$ 13.95	$14.14	$ 14.44	$14.57	$ 14.87	$15.05	$ 15.35
4	General Office Clerk	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
13	Lead Accounting Clerk	5	$24.85	$ 25.08	$25.60	$ 25.83	$26.50	$ 26.73	$27.30	$ 27.53	$28.20	$ 28.43
4	Office Machine Operator	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
10	Operations Representative	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
13	Output & Tape Control Clerk	5	$24.85	$ 25.08	$25.60	$ 25.83	$26.50	$ 26.73	$27.30	$ 27.53	$28.20	$ 28.43
10	Real Estate Representative	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
4	Secretarial Stenographer I	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
6	Secretarial Stenographer (4 level)	3	$18.73	$ 20.73	$19.35	$ 21.35	$20.09	$ 22.09	$20.75	$ 22.75	$21.48	$ 23.48

EXHIBIT A
WAGE RATES FOR CLERICAL EMPLOYEES ON THE PAYROLL ON AND AFTER MAY 17, 1988

Time and			Year 2009		Year 2010		Year 2011		Year 2012		Year 2013
Rate Steps			Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly		Basic Hourly
Schedule		Pension	Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay		Rates of Pay
No.	Job Classification	Band*	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
10	Secretarial Stenographer (5 level)	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
15	Senior Clerk	7	$27.50	$ 27.73	$28.33	$ 28.56	$29.33	$ 29.56	$30.22	$ 30.45	$31.21	$ 31.44
10	Senior Customer Care Specialist	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
7	Sr. Cust Care Specialist (call center after 3/1/00)	3	$18.98	$ 22.21	$19.65	$ 22.88	$20.45	$ 23.68	$21.16	$ 24.39	$21.95	$ 25.18
6	Service Clerk	3	$18.73	$ 20.73	$19.35	$ 21.35	$20.09	$ 22.09	$20.75	$ 22.75	$21.48	$ 23.48
4	Service Office Clerk	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
13	Service Representative	5	$24.85	$ 25.08	$25.60	$ 25.83	$26.50	$ 26.73	$27.30	$ 27.53	$28.20	$ 28.43
10	Special Accounts Clerk, Sr Grade	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
4	Station Clerk	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
4	Stores Office Clerk	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67
10	Transmission Representative	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
10	Treasury Records Clerk	4	$23.58	$ 23.81	$24.29	$ 24.52	$25.15	$ 25.38	$25.91	$ 26.14	$26.76	$ 26.99
4	Treasury Specialist	1	$15.48	$ 16.47	$15.97	$ 16.96	$16.56	$ 17.55	$17.09	$ 18.08	$17.68	$ 18.67

*Pension Bands effective for employees hired prior to 1/1/98

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - CLERICAL

YEAR 2009

Schedule
Number		Rate Step and Cumulative Time

Maximum
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 12.54		$ 12.61	$ 12.68	$ 12.76	$ 12.84
2	$ 13.49	$ 13.79	$ 15.31	$ 15.50	$ 15.70	$ 15.90	$ 16.10	$ 16.30
3	$ 13.25		$ 13.32	$ 13.39	$ 13.47	$ 13.55
4	$ 15.48		$ 15.64	$ 15.80	$ 15.96	$ 16.13	$ 16.30	$ 16.47
5	$ 16.42		$ 16.48	$ 16.54	$ 16.60	$ 16.67	$ 16.74	$ 16.81	$ 16.88	$ 16.95	$ 17.02
6	$ 18.73		$ 19.06	$ 19.39	$ 19.72	$ 20.05	$ 20.39	$ 20.73
7	$ 18.98		$ 19.33	$ 19.69	$ 20.05	$ 20.41	$ 20.77	$ 21.13	$ 21.49	$ 21.85	$ 22.21
8	$ 19.88		$ 19.99	$ 20.10	$ 20.21	$ 20.32	$ 20.43	$ 20.54	$ 20.65	$ 20.76	$ 20.87
9	$ 22.28		$ 22.39	$ 22.50	$ 22.61	$ 22.72	$ 22.83	$ 22.94	$ 23.05	$ 23.16	$ 23.27
10	$ 23.58	$ 23.61	$ 23.64	$ 23.67	$ 23.70	$ 23.73	$ 23.77	$ 23.81
11	$ 23.58		$ 23.60	$ 23.62	$ 23.64	$ 23.66	$ 23.69
12	$ 24.46		$ 24.68	$ 24.90	$ 25.12	$ 25.34	$ 25.56	$ 25.78	$ 26.00	$ 26.23	$ 26.46
13	$ 24.85	$ 24.88	$ 24.91	$ 24.94	$ 24.97	$ 25.00	$ 25.04	$ 25.08
14	$ 26.23	$ 26.26	$ 26.29	$ 26.32	$ 26.35	$ 26.38	$ 26.42	$ 26.46
15	$ 27.50	$ 27.53	$ 27.56	$ 27.59	$ 27.62	$ 27.65	$ 27.69	$ 27.73
16	$ 27.94	$ 27.97	$ 28.00	$ 28.03	$ 28.06	$ 28.09	$ 28.13	$ 28.17
17	$ 29.57	$ 29.60	$ 29.63	$ 29.66	$ 29.69	$ 29.72	$ 29.76	$ 29.80
18	$ 31.16	$ 31.19	$ 31.22	$ 31.25	$ 31.28	$ 31.31	$ 31.35	$ 31.39
19	$ 32.41	$ 32.44	$ 32.47	$ 32.50	$ 32.53	$ 32.56	$ 32.60	$ 32.64
20	$ 32.96		$ 32.99	$ 33.03	$ 33.07	$ 33.11	$ 33.15	$ 33.19

Schedule Number 2 = 4 months
All others = 3 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - CLERICAL

YEAR 2010

Schedule
Number		Rate Step and Cumulative Time

Maximum
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 12.92		$ 12.99	$ 13.06	$ 13.14	$ 13.22
2	$ 13.98	$ 14.28	$ 15.80	$ 15.99	$ 16.19	$ 16.39	$ 16.59	$ 16.79
3	$ 13.65		$ 13.72	$ 13.79	$ 13.87	$ 13.95
4	$ 15.97		$ 16.13	$ 16.29	$ 16.45	$ 16.62	$ 16.79	$ 16.96
5	$ 16.93		$ 16.99	$ 17.05	$ 17.11	$ 17.18	$ 17.25	$ 17.32	$ 17.39	$ 17.46	$ 17.53
6	$ 19.35		$ 19.68	$ 20.01	$ 20.34	$ 20.67	$ 21.01	$ 21.35
7	$ 19.65		$ 20.00	$ 20.36	$ 20.72	$ 21.08	$ 21.44	$ 21.80	$ 22.16	$ 22.52	$ 22.88
8	$ 20.51		$ 20.62	$ 20.73	$ 20.84	$ 20.95	$ 21.06	$ 21.17	$ 21.28	$ 21.39	$ 21.50
9	$ 22.98		$ 23.09	$ 23.20	$ 23.31	$ 23.42	$ 23.53	$ 23.64	$ 23.75	$ 23.86	$ 23.97
10	$ 24.29	$ 24.32	$ 24.35	$ 24.38	$ 24.41	$ 24.44	$ 24.48	$ 24.52
11	$ 24.29		$ 24.31	$ 24.33	$ 24.35	$ 24.37	$ 24.40
12	$ 25.25		$ 25.47	$ 25.69	$ 25.91	$ 26.13	$ 26.35	$ 26.57	$ 26.79	$ 27.02	$ 27.25
13	$ 25.60	$ 25.63	$ 25.66	$ 25.69	$ 25.72	$ 25.75	$ 25.79	$ 25.83
14	$ 27.02	$ 27.05	$ 27.08	$ 27.11	$ 27.14	$ 27.17	$ 27.21	$ 27.25
15	$ 28.33	$ 28.36	$ 28.39	$ 28.42	$ 28.45	$ 28.48	$ 28.52	$ 28.56
16	$ 28.78	$ 28.81	$ 28.84	$ 28.87	$ 28.90	$ 28.93	$ 28.97	$ 29.01
17	$ 30.46	$ 30.49	$ 30.52	$ 30.55	$ 30.58	$ 30.61	$ 30.65	$ 30.69
18	$ 32.10	$ 32.13	$ 32.16	$ 32.19	$ 32.22	$ 32.25	$ 32.29	$ 32.33
19	$ 33.39	$ 33.42	$ 33.45	$ 33.48	$ 33.51	$ 33.54	$ 33.58	$ 33.62
20	$ 33.95		$ 33.98	$ 34.02	$ 34.06	$ 34.10	$ 34.14	$ 34.18

Schedule Number 2 = 4 months
All others = 3 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - CLERICAL

YEAR 2011

Schedule
Number		Rate Step and Cumulative Time

Maximum
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 13.38		$ 13.45	$ 13.52	$ 13.60	$ 13.68
2	$ 14.57	$ 14.87	$ 16.39	$ 16.58	$ 16.78	$ 16.98	$ 17.18	$ 17.38
3	$ 14.14		$ 14.21	$ 14.28	$ 14.36	$ 14.44
4	$ 16.56		$ 16.72	$ 16.88	$ 17.04	$ 17.21	$ 17.38	$ 17.55
5	$ 17.54		$ 17.60	$ 17.66	$ 17.72	$ 17.79	$ 17.86	$ 17.93	$ 18.00	$ 18.07	$ 18.14
6	$ 20.09		$ 20.42	$ 20.75	$ 21.08	$ 21.41	$ 21.75	$ 22.09
7	$ 20.45		$ 20.80	$ 21.16	$ 21.52	$ 21.88	$ 22.24	$ 22.60	$ 22.96	$ 23.32	$ 23.68
8	$ 21.26		$ 21.37	$ 21.48	$ 21.59	$ 21.70	$ 21.81	$ 21.92	$ 22.03	$ 22.14	$ 22.25
9	$ 23.82		$ 23.93	$ 24.04	$ 24.15	$ 24.26	$ 24.37	$ 24.48	$ 24.59	$ 24.70	$ 24.81
10	$ 25.15	$ 25.18	$ 25.21	$ 25.24	$ 25.27	$ 25.30	$ 25.34	$ 25.38
11	$ 25.15		$ 25.17	$ 25.19	$ 25.21	$ 25.23	$ 25.26
12	$ 26.20		$ 26.42	$ 26.64	$ 26.86	$ 27.08	$ 27.30	$ 27.52	$ 27.74	$ 27.97	$ 28.20
13	$ 26.50	$ 26.53	$ 26.56	$ 26.59	$ 26.62	$ 26.65	$ 26.69	$ 26.73
14	$ 27.97	$ 28.00	$ 28.03	$ 28.06	$ 28.09	$ 28.12	$ 28.16	$ 28.20
15	$ 29.33	$ 29.36	$ 29.39	$ 29.42	$ 29.45	$ 29.48	$ 29.52	$ 29.56
16	$ 29.79	$ 29.82	$ 29.85	$ 29.88	$ 29.91	$ 29.94	$ 29.98	$ 30.02
17	$ 31.53	$ 31.56	$ 31.59	$ 31.62	$ 31.65	$ 31.68	$ 31.72	$ 31.76
18	$ 33.23	$ 33.26	$ 33.29	$ 33.32	$ 33.35	$ 33.38	$ 33.42	$ 33.46
19	$ 34.44	$ 34.47	$ 34.50	$ 34.53	$ 34.56	$ 34.59	$ 34.63	$ 34.67
20	$ 35.14		$ 35.17	$ 35.21	$ 35.25	$ 35.29	$ 35.33	$ 35.37

Schedule Number 2 = 4 months
All others = 3 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - CLERICAL

YEAR 2012

Schedule
Number		Rate Step and Cumulative Time

Maximum
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 13.79		$ 13.86	$ 13.93	$ 14.01	$ 14.09
2	$ 15.10	$ 15.40	$ 16.92	$ 17.11	$ 17.31	$ 17.51	$ 17.71	$ 17.91
3	$ 14.57		$ 14.64	$ 14.71	$ 14.79	$ 14.87
4	$ 17.09		$ 17.25	$ 17.41	$ 17.57	$ 17.74	$ 17.91	$ 18.08
5	$ 18.08		$ 18.14	$ 18.20	$ 18.26	$ 18.33	$ 18.40	$ 18.47	$ 18.54	$ 18.61	$ 18.68
6	$ 20.75		$ 21.08	$ 21.41	$ 21.74	$ 22.07	$ 22.41	$ 22.75
7	$ 21.16		$ 21.51	$ 21.87	$ 22.23	$ 22.59	$ 22.95	$ 23.31	$ 23.67	$ 24.03	$ 24.39
8	$ 21.93		$ 22.04	$ 22.15	$ 22.26	$ 22.37	$ 22.48	$ 22.59	$ 22.70	$ 22.81	$ 22.92
9	$ 24.56		$ 24.67	$ 24.78	$ 24.89	$ 25.00	$ 25.11	$ 25.22	$ 25.33	$ 25.44	$ 25.55
10	$ 25.91	$ 25.94	$ 25.97	$ 26.00	$ 26.03	$ 26.06	$ 26.10	$ 26.14
11	$ 25.91		$ 25.93	$ 25.95	$ 25.97	$ 25.99	$ 26.02
12	$ 27.05		$ 27.27	$ 27.49	$ 27.71	$ 27.93	$ 28.15	$ 28.37	$ 28.59	$ 28.82	$ 29.05
13	$ 27.30	$ 27.33	$ 27.36	$ 27.39	$ 27.42	$ 27.45	$ 27.49	$ 27.53
14	$ 28.82	$ 28.85	$ 28.88	$ 28.91	$ 28.94	$ 28.97	$ 29.01	$ 29.05
15	$ 30.22	$ 30.25	$ 30.28	$ 30.31	$ 30.34	$ 30.37	$ 30.41	$ 30.45
16	$ 30.69	$ 30.72	$ 30.75	$ 30.78	$ 30.81	$ 30.84	$ 30.88	$ 30.92
17	$ 32.48	$ 32.51	$ 32.54	$ 32.57	$ 32.60	$ 32.63	$ 32.67	$ 32.71
18	$ 34.23	$ 34.26	$ 34.29	$ 34.32	$ 34.35	$ 34.38	$ 34.42	$ 34.46
19	$ 35.44	$ 35.47	$ 35.50	$ 35.53	$ 35.56	$ 35.59	$ 35.63	$ 35.67
20	$ 36.20		$ 36.23	$ 36.27	$ 36.31	$ 36.35	$ 36.39	$ 36.43

Schedule Number 2 = 4 months
All others = 3 months

SCHEDULES OF BASIC HOURLY RATES OF PAY AND
TIME AND RATE STEPS - CLERICAL

YEAR 2013

Schedule
Number		Rate Step and Cumulative Time

Maximum
		3/4	6	1	1 1/2	2	2 1/2	3	3 1/2	4	4 1/2
	Minimum	Months	Months	Year	Years	Years	Years	Years	Years	Years	Years
1	$ 14.25		$ 14.32	$ 14.39	$ 14.47	$ 14.55
2	$ 15.69	$ 15.99	$ 17.51	$ 17.70	$ 17.90	$ 18.10	$ 18.30	$ 18.50
3	$ 15.05		$ 15.12	$ 15.19	$ 15.27	$ 15.35
4	$ 17.68		$ 17.84	$ 18.00	$ 18.16	$ 18.33	$ 18.50	$ 18.67
5	$ 18.69		$ 18.75	$ 18.81	$ 18.87	$ 18.94	$ 19.01	$ 19.08	$ 19.15	$ 19.22	$ 19.29
6	$ 21.48		$ 21.81	$ 22.14	$ 22.47	$ 22.80	$ 23.14	$ 23.48
7	$ 21.95		$ 22.30	$ 22.66	$ 23.02	$ 23.38	$ 23.74	$ 24.10	$ 24.46	$ 24.82	$ 25.18
8	$ 22.67		$ 22.78	$ 22.89	$ 23.00	$ 23.11	$ 23.22	$ 23.33	$ 23.44	$ 23.55	$ 23.66
9	$ 25.39		$ 25.50	$ 25.61	$ 25.72	$ 25.83	$ 25.94	$ 26.05	$ 26.16	$ 26.27	$ 26.38
10	$ 26.76	$ 26.79	$ 26.82	$ 26.85	$ 26.88	$ 26.91	$ 26.95	$ 26.99
11	$ 26.76		$ 26.78	$ 26.80	$ 26.82	$ 26.84	$ 26.87
12	$ 27.99		$ 28.21	$ 28.43	$ 28.65	$ 28.87	$ 29.09	$ 29.31	$ 29.53	$ 29.76	$ 29.99
13	$ 28.20	$ 28.23	$ 28.26	$ 28.29	$ 28.32	$ 28.35	$ 28.39	$ 28.43
14	$ 29.76	$ 29.79	$ 29.82	$ 29.85	$ 29.88	$ 29.91	$ 29.95	$ 29.99
15	$ 31.21	$ 31.24	$ 31.27	$ 31.30	$ 31.33	$ 31.36	$ 31.40	$ 31.44
16	$ 31.69	$ 31.72	$ 31.75	$ 31.78	$ 31.81	$ 31.84	$ 31.88	$ 31.92
17	$ 33.54	$ 33.57	$ 33.60	$ 33.63	$ 33.66	$ 33.69	$ 33.73	$ 33.77
18	$ 35.35	$ 35.38	$ 35.41	$ 35.44	$ 35.47	$ 35.50	$ 35.54	$ 35.58
19	$ 36.56	$ 36.59	$ 36.62	$ 36.65	$ 36.68	$ 36.71	$ 36.75	$ 36.79
20	$ 37.38		$ 37.41	$ 37.45	$ 37.49	$ 37.53	$ 37.57	$ 37.61

Schedule Number 2 = 4 months
All others = 3 months

EXHIBIT A1

PENSION BANDS

(Physical and Clerical)

EFFECTIVE MARCH 1, 2009

THROUGH

FEBRUARY 28, 2014

Clerical employees on the payroll on or after May 17, 1988 but prior to April 1, 1994 will be administered for pension purposes according to the Pension Band applicable to employees hired prior to May 17, 1988.

Pension Bands effective for employees hired prior to January 1, 1998.

Employees hired on or after January 1, 1998 should refer to the Summary Plan Description for information pertaining to pension benefits.

Nicor Gas Pension Plan

Effective March 1, 2009
(For employees hired prior to January 1, 1998)

The pension band increases are 2% in 2009, 2% in 2010, 2% in 2011, 2% in 2012 and 2% in 2013
The pension bands effective March 1, 2009 through February 28, 2014 will be as follows:

DOLLARS PER MONTH PER YEAR OF SERVICE

Pension Bands	3/01/2009 thru 2/28/2010		3/01/2010 thru 2/28/2011		3/01/2011 thru 2/29/2012		3/01/2012 thru 2/28/2013		3/01/2013 thru 2/28/2014
	Thru 30 Years Service	Over 30 Years Service	Thru 30 Years Service	Over 30 Years Service	Thru 30 Years Service	Over 30 Years Service	Thru 30 Years Service	Over 30 Years Service	Thru 30 Years Service	Over 30 Years Service

1	$ 30.70	$ 36.84	$ 31.32	$ 37.58	$ 31.94	$ 38.33	$ 32.58	$ 39.10	$ 33.23	$ 39.88
2	$ 36.84	$ 42.95	$ 37.58	$ 43.81	$ 38.33	$ 44.69	$ 39.10	$ 45.58	$ 39.88	$ 46.49
3	$ 39.88	$ 46.05	$ 40.68	$ 46.97	$ 41.49	$ 47.91	$ 42.32	$ 48.87	$ 43.17	$ 49.85
4	$ 49.16	$ 55.26	$ 50.15	$ 56.37	$ 51.15	$ 57.50	$ 52.17	$ 58.65	$ 53.22	$ 59.82
5	$ 52.17	$ 58.32	$ 53.22	$ 59.49	$ 54.28	$ 60.68	$ 55.37	$ 61.89	$ 56.47	$ 63.13
6	$ 58.32	$ 64.49	$ 59.49	$ 65.78	$ 60.68	$ 67.10	$ 61.89	$ 68.44	$ 63.13	$ 69.81
7	$ 61.43	$ 67.55	$ 62.66	$ 68.91	$ 63.92	$ 70.28	$ 65.19	$ 71.69	$ 66.50	$ 73.12
8	$ 67.55	$ 73.68	$ 68.91	$ 75.16	$ 70.28	$ 76.66	$ 71.69	$ 78.19	$ 73.12	$ 79.76
9	$ 70.64	$ 76.72	$ 72.05	$ 78.26	$ 73.49	$ 79.82	$ 74.96	$ 81.42	$ 76.46	$ 83.05
10	$ 73.68	$ 79.83	$ 75.16	$ 81.42	$ 76.66	$ 83.05	$ 78.19	$ 84.71	$ 79.76	$ 86.41

The early retirement supplements between ages 55 and 60 will be as follows:

DOLLARS PER MONTH PER YEAR OF SERVICE

Age at Retirement	3/01/09 thru 2/28/10	3/01/10 thru 2/28/11	3/01/11 thru 2/29/12	3/01/12 thru 2/28/13	3/01/13 thru 2/28/14

55	$ 23.09	$ 23.55	$ 24.03	$ 24.51	$ 25.00
56	$ 23.91	$ 24.39	$ 24.87	$ 25.37	$ 25.88
57	$ 24.66	$ 25.16	$ 25.66	$ 26.17	$ 26.70
58	$ 25.49	$ 26.00	$ 26.52	$ 27.05	$ 27.59
59	$ 26.30	$ 26.82	$ 27.36	$ 27.91	$ 28.46

The early retirement supplement between ages 60 and 62 will be as follows:
60 - 62	$ 1,314.13	$ 1,340.41	$ 1,367.22	$ 1,394.56	$ 1,422.45

EXHIBIT B

(CLERICAL)

PROMOTIONAL SERIES

EXHIBIT B – CLERICAL

1.
Except as otherwise specified in this exhibit, promotions will be made on the basis of ability and length of service.  The judging of ability will include consideration of such factors as appropriate experience, skill and effectiveness on the job.

2.
Except as otherwise specified in this exhibit, promotions will be made on a Company-wide basis.  Clerical employees will receive the rate of pay for a new job classification not requiring certification effective their first day on the new job or the 16th working day after the promotion is accepted, whichever occurs first.  Employees accepting positions requiring certification will be paid the rate of pay of the new job on the 16th working day after the promotion is accepted until released.  In no case will the employee be given company time to visit the job location.  Final acceptance must be made within 24 hours of the following working day.

3.
The following job vacancies within the clerical work group will be filled without length of service being a necessary requirement and the Company’s selection will not be subject to the grievance procedure.

•	Call Center Representative, Human Resources Department (Level 3).
•	Operations Representative (Level 5) – Open selection from level 4.
•	Transmission Representative (Level 5) – Open selection from level 4.
•	Console Operator (Level 8)
(1)	There will be complete flexibility between bargaining unit personnel classified as Console Operator and management personnel. Both groups can and will be doing the same type of work.
(2)	Company-wide clerical posting and interviewing for selection.
(3)	Testing as prescribed by the Company.
(4)	More applicants may be screened than will be actually needed in order to select the best possible employees.
(5)	Special training which may be both on and off Company premises.
(6)	Dropping candidates at any point in the selection process when it becomes evident that they are not qualified for this type of work. The qualifying period will normally not exceed six (6) months.
(7)
Employees selected for training will not be promoted until they have successfully completed their training and are accepted for the Console Operator classification.  The work normally performed by such employees will, when necessary, be temporarily filled by upgrading while these employees are in training.

4.	With the exception of the classifications listed in section 5, the promotional ground rules for vacancies in the clerical work group are as follows:
a.	Level 1 employees will be given first consideration for vacancies in level 2 job classification on the basis of service providing that such employees have the required skill(s).
b.	Level 1, level 2 and level 2A will be combined on the basis of service for consideration for promotion to level 3 providing that such employees have the required skill(s).
c.	Level 1, level 2, level 2A and level 3 will be combined on the basis of service for consideration for promotion to level 4.
d.	Level 4 and level 4A employees will be considered on the basis of service for consideration for promotion to level 5.

 If no qualified employee is available from this level, then to all employees in the next lower level, etc., through each succeeding level until an employee is found to fill the job.
e.	If no qualified employee is available within these levels, an employee may be hired to fill the job.
          f.  Employees in lower numerical groups than the employee selected shall have no grievance.
g.	An employee passed up will, upon inquiry, be informed by the Company of the reason why she/he was not promoted and may enter a grievance.
h.
All clerical job promotional opportunities, levels 3, 4, and 5 will be posted for a period of 10 working days.  Confirmation will be sent to each employee who applied within the 10-day posting period that their application was received.  A job posting bulletin board will be established in each area.  Employees who respond to this posting will be contacted in order of seniority.

Promotions – Levels 6 through 8
A.	Jobs in levels 6 through 8 shall be known as “bid” jobs. These jobs can best be filled by persons with a variety of related experience with the Company.
B.
In making promotions to “bid” jobs, the vacancy will be posted for a period of ten (10) working days.  Confirmation will be sent to each employee, who applies within the ten day period that their application was received.  Any interested employee in a lower level may make written application to the local human resource department setting forth his/her qualifications.

C.	Consideration will be given to all bidding employees. Selections will be made in accordance with Section 1 of Exhibit B and a point system to be administered on the following basis:

(1)	One point to be awarded for each year of service. (6 months or more of service before posted date equals one full year credit, less than 6 months receives no credit.)
(2)	The Clerical level of the bidding employee will equate to an equivalent number of points. (i.e., Level 4 = 4 points, Level 5 = 5 points)
(3)
The candidate chosen by the selection committee will be awarded points based on the following:  Level 8 bid jobs – 8 points; level 7 bid jobs – 7 points; Level 6 bid jobs – 5 points; Level 5 bid job – 5 points.  The employee totaling the greatest number of points will be selected unless the Company determines that another bidding employee is more qualified.

D.	If no qualified employee is available as a result of the bidding procedure, then the Company may select any employee or hire someone to fill such job.
E.	Employees who do not make application within the period of posting shall have no grievance.
F.	An employee passed up under the bidding procedure outlined in this Section will upon inquiry, be informed by the Company of the reason why she/he was not promoted and may enter a grievance.

5.      The following jobs will be filled according to the terms of the specified negotiated agreements:

Job Title	Level	Department	Pre-requisite	Selection Agreement	Certification
Senior Clerk	7	Accounts Payable	Micro Computer Accounting Principles of Accounting I & II	Bid process	Yes
Senior Clerk	7	Gas Transportation		Bid process	Yes
Senior Clerk	7	BQA		Bid process	Yes
General Analysis Clerk	7	General Accounting	Micro Computer Accounting Principles of Accounting I & II	Bid process	Yes
General Analysis Clerk	7	HR Administration Support (Payroll)		Open selection with first consideration from Level 5 & 6 in HR Administration Support
Service Representative	6	BQA		Bid process	Yes
Service Representative	6	Projects	Micro Computer, Technical Math, Blue Print Reading, Project Management, Estimates & Cost of Construction, Construction Contracting & Specifications (must have 4 of 6)	Bid process	Yes
Lead Accounting Clerk	6	Remittance Processing	Micro Computer Accounting Principles of Accounting I & II	Bid process	Yes
Lead Accounting Clerk	6	Correspondence		Bid process	Yes
Lead Accounting Clerk	6	HR Administration Support (Payroll)		From Level 5 Accounting Records Clerk in Payroll; if not filled then to bid process
Accounting Analysis Clerk	6	Plant Accounting	Micro Computer Accounting Principles of Accounting I & II	Level 5’s in Plant Accounting
Output X Tape Control Clerk	6	Computer Operations		Auxiliary Equipment Operator
Treasury Records Clerk	5	Remittance Processing	Micro Computer Accounting Principles of Accounting I & II
Transmission Representative	5	System Operations-Transmission		Open selection from Level 4’s
Special Accounts Clerk, Senior Grade	5	Accounts Payable	Micro Computer Accounting Principles of Accounting I & II
Special Accounts Clerk, Senior Grade	5	General Accounting	Micro Computer Accounting Principles of Accounting I & II
Special Accounts Clerk, Senior Grade	5	Gas Accounting	Micro Computer Accounting Principles of Accounting I & II
Sr. Customer Care Specialist	5 4A	Contact Center		Selection from CCS within 6 months of senior applicant	Yes
Operations Representative	5	Locating		Open selection from Level 4’s
Operations Representative	5	Workload Administration		Open selection from Level 4’s
Engineering Records Clerk	5	Drafting		Bid process
Credit Representative	5	CCS-Correspondence		2000 Agreement Level 4 BQA ,Senior CCS, CCS and laterals in Credit Representative as of 03/01/00

Job Title	Level	Department	Pre-requisite	Selection Agreement	Certification
Construction Clerk	5	Field Operations Construction			Yes
CIC Representative	5	CCS-BQA		2000 Agreement Level 4 BQA employees, Senior CCS, CCS and laterals in Credit Representative as of 03/01/00
Auxiliary Equipment Operator	5	Computer Operations		Bid process
Accounting Records Clerk	5	CCS-BQA CCS-Correspondence		2000 Agreement Level 4 BQA employees, Senior CCS, CCS and laterals in Credit Representative as of 03/01/00	Yes
Accounting Records Clerk	5	HR Administration Support (Payroll)		Bid process
Accounting Records Clerk	5	Gas Transportation		Bid process if the department has a level 6	Yes
Service Clerk	4	CCS-BQA			Yes – Pass CC&B Training
Service Clerk	4	CCS-Correspondence			Yes – Pass CC&B Training
General Accounting Clerk	4	Miscellaneous Billing	Principles of Accounting I & II
General Accounting Clerk	4	Money Management	Principles of Accounting I & II
General Accounting Clerk	4	Accounts Payable	Principles of Accounting I & II
Collector	4	CCS-Credit Collection			Yes
Call Center Representative II	4	HR Administration Support		From level 3 Call Center Representatives HR Administration Support
General Office Clerk	3	BQA		From CCS and Level 3 Excess Employees	Yes – Pass CC&B Training

6.      Job Levels

Level 1	Level 2	Level 2A
(Entrance Level)	(Entrance Level)	(Entrance Level)
Clerk	General Clerk	Customer Care Specialist

Level 3		Level 4
Accounting Clerk		Accounting Machine Clerk, Senior Grade
Call Center Representative		Call Center Representative II
Data Clerk		Collector
General Office Clerk		Control Clerk
Office Machine Operator		Data Entry Operator, Senior Grade
Sales Office Clerk		Gas Supply Purchasing Clerk
Secretarial Stenographer I		General Accounting Clerk
Service Office Clerk		Office Machine Operator, Senior Grade
Station Clerk		Secretarial Stenographer
Stores Office Clerk		Service Clerk
Treasury Specialist

Level 4A
Senior Customer Care Specialist (In
Customer Care Call Center after 03/01/00)

Level 5		Level 6
Accounting Records Clerk		Lead Accounting Clerk
Auxiliary Equipment Operator		Output and Tape Control Clerk
CIC Representative		Service Representative
Construction Clerk		Transportation Billing Clerk
Credit Representative
Engineering Records Clerk
Environmental Representative
Operations Representative
Real Estate Representative
Secretarial Stenographer
Special Accounts Clerk, Senior Grade
Senior Customer Care Specialist (in Customer Care Call Center on or before 03/01/00)
Transmission Representative
Treasury Records Clerk

Level 7		Level 8
General Analysis Clerk		Console Operator
Senior Clerk

EXHIBIT B

(PHYSICAL)

LINES OF PROMOTION
AND DEMOTION

EXHIBIT B

LINES OF PROMOTION AND DEMOTION
(PHYSICAL BARGAINING UNIT)
General Notes

1.
Each line of promotion and demotion shall be applied by service time on a company-wide basis, except as noted.  The lines of promotion and demotion as of the effective date of March 1, 2009 shall be maintained unless changed by mutual consent of the Company and Local Union 19.

2. (a)
Future promotions requiring certification will be based on ability, service and qualifications.  Qualifications will be determined by testing, training and job experience.  The provisions of Procedures for Testing Candidates for Job Vacancies Requiring Certification, revised March 1, 2009, shall apply.

(b)
Promotions to all job classifications will be made in accordance with applicable provisions of this Exhibit B and will be based on ability and service.  Where the ability and service of candidates for promotion under this paragraph (b) are substantially equal, the employee with the most service will be the one promoted.

(c)	Part-time employees promoting to full-time positions will be promoted based on their seniority with other employees in their previous full-time job classification.

3.	A vacancy in the Helper classification shall be filled by:

A voluntary lateral transfer of a Helper provided the employee has at least 36 months in his/her present Helper assignment, and has not been offered a promotional opportunity (excluding *X).  The 36-month restriction may be waived by mutual consent.  When there is more than one lateral in a department, the Company and the Union will work out the timing of the laterals.

4.
The Company will develop training programs for promotion to all classifications.  Additionally, the Company will suggest independent courses, which the employees may pursue to aid in their promotional development.  Such courses, if approved, would qualify for in-company tuition refund program.

5.
Employees being considered for promotion will be given a training and qualifying period as provided under Article III, Section 11.  Extensions may be granted by mutual consent.  A payroll increase will be granted when they have successfully passed the test and are certified.  Employees who fail to certify or successfully complete the probationary period will be returned to their former classification.

6.	Testing agreed to by the Company and Local Union 19 will be implemented for Meter Readers and Helpers hired after 2007 promoting to a mechanic level job classification or equivalent.

Promotional Sequence – Operating Department

Title	Comes From	Promotes To	Demotes or Transfers to
Utility Inspector	Companywide bidding (System Operations – not eligible)
Crew Leader	Arc Welder Distribution Technician		Arc Welder Distribution Technician
Arc Welder	Distribution Technician Distribution Plastic Operator Distribution Mechanic	Crew Leader Distribution Technician	Demotes back to former job classification
Sr. Distribution Plastic Operator	Distribution Technician Watch and Protect Locator Distribution Plastic Operator Senior Operations Mechanic Mechanic (Distribution/Operations) Distribution Plastic Laborer Leak Survey Specialist		Distribution Technician Watch and Protect Locator Distribution Plastic Operator Senior Operations Mechanic Mechanic (Distribution/Operations) Distribution Plastic Laborer Leak Survey Specialist
Technician	Mechanic (Distribution/Operations) Distribution Plastic Operator Watch and Protect Locator Senior Operations Mechanic	Crew Leader Sr. Distribution Plastic Operator Arc Welder	Mechanic (Distribution/Operations) Distribution Plastic Operator Watch and Protect Locator Senior Operations Mechanic
Watch and Protect Locator	Mechanic (Distribution/Operations) Distribution Plastic Laborer Leak Survey Specialist	Sr. Distribution Plastic Operator Technician	Mechanic (Distribution/Operations) Distribution Plastic Laborer Leak Survey Specialist
Distribution Plastic Operator	Mechanic (Distribution/Operations) Distribution Plastic Laborer Leak Survey Specialist	Sr. Distribution Plastic Operator Arc Welder Technician	Mechanic (Distribution/Operations) Distribution Plastic Laborer Leak Survey Specialist
Senior Operations Mechanic	Mechanic (Distribution/Operations)	Sr. Distribution Plastic Operator Technician	Mechanic (Distribution/Operations)

Promotional Sequence – Operating Department (continued)

Title	Comes From	Promotes To	Demotes or Transfers to
Mechanic	Distribution Plastic Laborer Leak Survey Specialist Meter Reader/Helper	Sr. Distribution Plastic Operator Arc Welder (from Distribution Mechanic) Technician Senior Operations Mechanic Distribution Plastic Operator Watch and Protect Locator	Distribution Plastic Laborer Leak Survey Specialist Helper/Meter Reader
Distribution Plastic Laborer	Leak Survey Specialist Meter Reader/Helper	Sr. Distribution Plastic Operator Distribution Plastic Operator Mechanic (Distribution/Operations)	Leak Survey Specialist Meter Reader/Helper
Leak Survey Specialist	Meter Reader/Helper	Sr. Distribution Plastic Operator Distribution Plastic Operator Mechanic (Distribution/Operations) Distribution Plastic Laborer	Meter Reader/Helper
Meter Reader/Helper		Physical Bargaining Unit Positions above the Meter Reader/Helper Classification unless noted.

Individual job classifications part of Operating Department promotional series limited to laterals and promotions.

Promotional Sequence – System Operations Department

Title	Comes From	Promotes To	Demotes or Transfers to
Senior Specialist	Specialist		Specialist
Specialist	Senior Controller	Senior Specialist	Senior Controller
Senior Controller	Controller	Specialist	Controller
Controller	System Laborer	Senior Controller	System Laborer
System Laborer	Helper/Meter Reader	Controller	Helper/Meter Reader

Promotional Sequence – Fleet Management Department

Title	Comes From	Promotes To	Demotes or Transfers to
Fleet Management Crew Leader	Fleet Management Technician		Fleet Management Technician
Fleet Management Technician	Fleet Management Mechanic	Fleet Management Crew Leader	Fleet Management Mechanic
Fleet Management Mechanic	Helper/Meter Reader	Fleet Management Technician	Helper/Meter Reader
Fleet Management Helper	Helper/Meter Reader	Physical Bargaining Unit Positions above the Meter Reader/Helper Classification unless noted.	Helper/Meter Reader

Promotional Sequence – Storage Department

Title	Comes From	Promotes To	Demotes or Transfers to
Storage Crew Leader	Storage Arc Welder Storage Technician		Storage Technician
Storage Arc Welder	Storage Mechanic Storage Technician	Storage Crew Leader	Storage Mechanic Storage Technician
Storage Technician	Storage Mechanic	Storage Arc Welder Storage Crew Leader	Storage Mechanic
Storage Mechanic	Storage Helper	Storage Technician Storage Arc Welder	Storage Helper
Storage Helper*	Meter Reader/Helper	Physical Bargaining Unit Positions above the Meter Reader/Helper Classification unless noted.	Meter Reader/Helper

*Storage Helpers will have first consideration for promotion to Storage Mechanic

Promotional Sequence – Meter Shop Department

Title	Comes From	Promotes To	Demotes or Transfers to
Meter Shop Technician	Meter Shop Mechanic		Meter Shop Mechanic
Meter Shop Mechanic	Meter Shop Helper	Meter Shop Technician	Meter Shop Helper
Meter Shop Helper*	Meter Reader/Helper	Physical Bargaining Unit Positions above the Meter Reader/Helper Classification unless noted.	Meter Reader/Helper

*Meter Shop Helpers will have first consideration for promotion to Meter Shop Mechanic

Promotional Sequence – Material Handling Department

Title	Comes From	Promotes To	Demotes or Transfers to
Semi-truck Operator	Material Handling Mechanic		Material Handling Mechanic
Material Handling Mechanic	Material Handling Helper	Semi-truck Operator	Material Handling Helper
Material Handling Helper*	Meter Reader/Helper	Physical Bargaining Unit Positions above the Meter Reader/Helper Classification unless noted.	Meter Reader/Helper

*Material Handling Helpers will have first consideration for promotion to Material Handling Mechanic

Promotional Sequence – Facility Services Department

Title	Comes From	Promotes To	Demotes or Transfers to
G.O. Equipment Technician	Senior Facility/Property Mechanic		Senior Facility/Property Mechanic
Senior Facility/Property Mechanic	General Facility/Property Mechanic	G.O. Equipment Technician	General Facility/Property Mechanic
General Facility/Property Mechanic	Facility Service Helper	Senior Facility/Property Mechanic	Facility Service Helper
Facility Service Helper*	Meter Reader/Helper	Physical Bargaining Unit Positions above the Meter Reader/Helper Classification unless noted.	Meter Reader/Helper

*Facility Service Helpers will have first consideration  for promotion  to General Facility/Property Mechanic

Promotional Sequence – Corrosion Activities Department

Title	Comes From	Promotes To	Demotes or Transfers to
General Corrosion Control Technician	Corrosion Control Technician		Corrosion Control Technician
Corrosion Control Technician	Corrosion Control Field Technician	General Corrosion Control Technician	Corrosion Control Field Technician
Corrosion Control Field Technician	Associate Corrosion Control Technician	Corrosion Control Technician	Associate Corrosion Control Technician
Associate Corrosion Control Technician	Meter Reader/Helper	Corrosion Control Field Technician	Meter Reader/Helper

EXHIBIT C

MEMORANDUMS OF AGREEMENT

BETWEEN

Union Local 19

And

Nicor Gas

MEMORANDUM OF UNDERSTANDING
Between Union Local 19 (IBEW)
and Nicor Gas
(Dated February 9, 1971)

This Memorandum sets forth the understanding reached between the parties during the course of the 1971 contract negotiations regarding the implementation of the overtime equalization provisions stated in Article IV, Section 17 (Physical) and Section 16 (Clerical).

The parties agreed and will comply with the following:

1.	When employees are improperly bypassed in the assignment of overtime:

a.	The Company will not be obligated to pay for work not performed.

b.	The bypassed employee will be offered an opportunity to work an equivalent number of overtime hours within 30 calendar days.

c.	The number of employees eligible for consideration under item 1(b) is limited to the number that worked the original assignment.

2.	The bi-weekly computer overtime lists will be used as the basis for all call out procedures.

3.	Where items l and 2 conflict with existing procedures they will be superseded by this Memorandum.

REVISED MEMORANDUM OF UNDERSTANDING
Between System Local 19 and
Nicor Gas
(Dated February 1, 1974)
(Revised February 1, 1985, March 1, 2000 and March 1, 2004)

This Memorandum sets forth the understanding reached between the parties during the course of the contract negotiations regarding disabled employees who are unable to perform the required functions of their job classifications.

1.	The Company will continue to attempt to place such employees on work that they can satisfactorily perform.

2.
Such disabled employees may be utilized on work that has been traditionally available provided they are capable of performing the work.  To this end, it is essential that Union Local 19 representatives cooperate with the Company to facilitate such assignments.

3.	If the disabled employee is placed in a lower job classification, the provisions of Article VII, Section 5 of the Collective Bargaining Agreements will be applied.

4.
An employee being administered under the provision of Article VII, Section 5 may transfer or promote to other job classifications in accordance with the provisions of the Collective Bargaining Agreement.  Such transfer or promotion will be contingent upon medical proof satisfactory to the Company that the disabled employee can perform all of the required duties of the new job classification.

In the determination of medical proof, the opinion of the employee's doctor may differ from the findings of the Company physician. In that event, the Company will appoint a third physician whose decision will be final.

Any disabled employee who transfers from the physical bargaining unit to the clerical bargaining unit will not be eligible under any circumstances to return to the physical bargaining unit.

5.
An employee placed in a lower job classification and administered under the provision of Article VII, Section 5 will receive pension credit for all time spent in the higher job classification based on the pension band in effect at the time of retirement.

6.	In the event the Company determines that no work is available, the following program will be available:

a.	Extended Disability Income Plan

Disabled employees age 45 or more with at least 23 years of service will be eligible for extended disability payments equal to 50% of their "final pay" (average of highest consecutive 5 years).

These payments would continue until the earlier of:

(i)    Age 55 or,
  (ii)   the employee receives a Social Security Disability Award.

7.	The disability programs outlined in Section 6 is established for employees who:

a.	are unable to work efficiently because of a disability,

b.	cannot qualify for the disability provisions of the Retirement Plan.

Illustrative conditions when, with medical evidence, these programs could be applied are:

The employee is no longer physically or mentally capable of performing his/her work in an efficient and satisfactory manner;

Though still capable of performing his/her work satisfactorily, the employee is prevented by chronic illness or physical disability (less than total) from working regularly to the extent that efficiency of operation is interfered with;

An employee's condition is such that although able to perform the duties of his/her job efficiently and satisfactorily, the employee would thereby be jeopardizing his/her health or that of fellow employees or the public.

PROCEDURES FOR TESTING CANDIDATES FOR JOBS REQUIRING CERTIFICATION
(Dated March 31, 1975)
(Revised February 1, 1985, July 1, 1997, March 1, 2000, March 1, 2004 and March 1, 2009)

On or about January 1 and July 1 of each year, management will determine, based on workload, whether any vacancies will exist in any classification.  If a vacancy exists, the following procedures will apply:

1.	Contacts for job vacancies in all classifications will be made by the Human Resource Department.

2.
Entry level employees (Locators, Helpers, Meter Readers) who accept a given vacancy will have the first five (5) working days in the department where the vacancy exists to elect to continue with the training and certification process.  Should the candidate decide during this initial time period to return to his/her original job classification, the employee will be ineligible to fill the same vacancy for one year.

3.
Depending on a candidate’s existing position and whether they are entering the Distribution Technician, Distribution Mechanic, Operations Mechanic, Senior Operations Mechanic or Distribution Plastic Operator training and certification, an evaluation of the candidate’s skills will be assessed. Candidates training will be administered based on their individual skill needs.

4.
Candidates will be given an appropriate training period.  Training will consist of a combination of classroom training, field training and voluntary home assignments based on the individual’s needs.  Time spent in welding school will not be included in this training period.  The training periods for classifications requiring certification are:

Job Classification	Minimum	Maximum
Crew Leader (all classifications)		8 continuous weeks
Utility Inspector		12 continuous weeks
Sr. Distribution Plastic Operator		To Be Determined
Senior Specialist		6 continuous weeks
Distribution Technician	8	12 continuous weeks
Fleet Management Technician		12 continuous weeks
Storage Technician		12 continuous weeks
Specialist – Phase I		4 continuous weeks
Phase II		5 continuous weeks
Distribution Plastic Operator	4	10 continuous weeks
Watch & Protect Locator		3 continuous weeks
Senior Operations Mechanic	2	6 continuous weeks
Senior Controller		8 continuous weeks
Distribution Mechanic	13	15 continuous weeks
Fleet Management Mechanic		12 continuous weeks
Operations Mechanic	8	12 continuous weeks
Storage Mechanic – Phase I		8 continuous weeks
Phase II		6 continuous weeks
Controller – Phase I		4 continuous weeks
Phase II		6 continuous weeks
General Facility Property Mechanic		12 continuous weeks
Senior Facility/Property Mechanic		12 continuous weeks
Utility Facility/Property Mechanic		12 continuous weeks

Distribution Plastic Laborer	8 continuous weeks
Leak Survey Specialist	8 continuous weeks
System Laborer – Phase I	3 continuous weeks
Phase II	3 continuous weeks

5.	At some point within the formal training period, the individual must state that he/she is ready to begin the certification process. Certification is as follows:

Job Classification	Minimum	Maximum

Crew Leader (all classifications)		30 days to certify
Utility Inspector		30 days to certify
Sr. Distribution Plastic Operator		To Be Determined
Senior Specialist		30 days to certify
Distribution Technician	30	60 days to certify
Fleet Management Technician		60 days to certify
Storage Technician		60 days to certify
Specialist – Phase I		30 days to certify
Phase II		30 days to certify
Distribution Plastic Operator	14	45 days to certify
Watch & Protect Locator		14 days to certify
Senior Operations Mechanic		21 days to certify
Senior Controller		30 days to certify
Distribution Mechanic	42	60 days to certify
Fleet Management Mechanic		60 days to certify
Operations Mechanic	42	60 days to certify
Storage Mechanic – Phase I		60 days to certify
Phase II		60 days to certify
Controller – Phase I		20 days to certify
Phase II		10 days to certify
General Facility Property Mechanic		60 days to certify
Senior Facility Property Mechanic		60 days to certify
Utility Facility Property Mechanic		60 days to certify
Distribution Plastic Laborer		30 days to certify
Leak Survey Specialist		14 days to certify
System Laborer – Phase I		7 days to certify
Phase II		7 days to certify

The candidate may complete his/her certification any time within the scheduled period. If the employee fails to be certified on his/her first attempt, he/she will be given a second opportunity within the scheduled period.

6.
If an entry level employee, for any reason returns to his/her original job classification following the time period outlined in Section 2 of this memorandum, the employee will be ineligible to fill any vacancy for one year.  Any employee, above entry level, who returns to his/her original job classification, will be ineligible to fill any vacancy for one year.

7.	Certification tests will be administered by management personnel selected by the Training Department. The certification will be audited from time to time by the Union.

8.	When an employee is certified, he/she will be granted a promotional increase in accordance with the terms of the Collective Bargaining Agreement.

9.	After an employee has been certified, the provisions of Article III, Section 10 (90 day training and qualifying period) shall become effective.

10.  Employees who accept a promotion and are not released within 60 days will receive a payment of $100.00 upon certification.  In addition, employees will be paid an additional $50 for every 30 days they are delayed from the initial 60 days upon certification.

STATEMENTS COVERING ITEMS OF UNDERSTANDING
RE: TWO PERSONS ON STEEL AND PROMOTIONAL SEQUENCE
 (Dated February 15, 1994 and
 revised March 1, 2000 and March 1, 2009)

Promotions will be based on ability, qualifications and service.  Qualifications will be determined by testing, training and job experience.

Meter Readers and Helpers hired after 2007 will be required to pass a test before being eligible to promote to the mechanic level job classification or equivalent.

Normally, the installation of plastic services under 2” will be a proper two person assignment (Laborer and Operator). Normally, the installation of 2” plastic services will be a proper two person assignment (Crew Leader and Operator).

Normally, new and replacement of services 2” and over other than 2” plastic services, and all new and replacement main installations will require more than two persons with the exception of the installation of 2” or smaller plastic main which will be a proper two person assignment (Crew Leader and Operator).  Meter sets, meter move-outs or cross ties, and service valves on risers 1-1/4” or less would be a proper assignment for one employee (Mechanic or Technician).

Repair of P.A.C. or plastic services under 2” during daylight hours will be a proper assignment for one employee.  Technician rate will be paid when 2 or more repairs are made during daylight hours.  Repair of services less than 2” after dark will be a proper assignment for one person at the Technician rate.  Employees can continue to call for a second person when needed, day or night, in lieu of upgrade.

Call out for the repair of services less than 2” will be a proper assignment for two persons.  The Lead Person will be paid the Crew Leader rate, and the second person will be at the Mechanic rate or above.  During daylight savings time, call-out for the replacement of services less than 2” will be a proper two person assignment when plastic is the replacement material.  The Lead Person will be paid the Crew Leader rate, and the second person will be at the Mechanic rate or above.  If daylight savings time no longer exists, it will revert to the same period of time described in months which currently is March through October.

All other Construction and Maintenance work could be assigned to a two person crew.  However, additional personnel will be assigned to a particular job depending on its characteristics.  When blowing gas is a factor in repairs on underground mains, more than two persons will be utilized, if necessary, to ensure the protection of the employee and/or the public.  It is recognized that other work assignments may also require more than two persons.

However, upgrade to Crew Leader will be based on job assignment not size of the crew.  There will be no upgrade to Crew Leader for the installation of new or replaced services under 2” or when there is sidewalk and alley openings (unless the alley opening requires concrete and spoil removal which necessitates a third person) or when traffic control is required.

MEMORANDUM OF AGREEMENT
RE:  PER DIEM ALLOWANCE

The following agreement has been reached, effective March 1, 1997, between the Company and Union Local 19, regarding the per diem allowance provisions and other ground rules that affect employees required to be away from home overnight or longer.

1.	Per diem allowance will be granted as follows:		Amount of Allowance

	a.	Day of departure from regular reporting center.	$25

	b.	Day of return to regular reporting center which can be basic work day or an RDO.	$25

	c.	All other days while away from home.	$35

	d.
On the day of departure or return, the allowance will be $35 if the departure or return is two or more hours before or after the employee’s scheduled regular hours.  The application of these per diem ground rules will supersede any meal allowance provisions contained in Article IV, Section 23 (a) of the Collective Bargaining Agreement.  However, in cases involving extended overtime, the meal allowance provisions of Article VI, Section 23 (b) will become effective after working seven hours immediately following the employee’s scheduled regular hours.

Should an employee who has worked overtime be ineligible for a meal allowance because of the previous provisions, the time reporting form should indicate “meal furnished” to eliminate duplication of payment by Payroll Accounting.

2.
Employees may be scheduled for overtime work while assigned out of town (example: scheduled ten-hour days for five or six workdays).  In cases involving inclement weather, employees will be paid for the hours in their basic workday, and any overtime hours scheduled to precede the regular work day.  Pay for overtime following the regular workday will be based on hours actually worked.

3.	The per diem allowance will cover all incidental expenses, including telephone calls. Where practicable, the WATS line will be made available.

Revision Exhibit III – 1997 Contract Negotiation
of Agreement as Revised June 30, 1998

Effective January 11, 1999, the incentive plan for Distribution Plastic Laborers and Distribution Plastic Operators agreed as part of the 1997 Contract negotiations and revised June 30, 1998 will be revised as follows:

•	During the months of January and February and up to March 15th the requirements for Distribution Plastic crews meeting daily incentives will be reduced by one service.

•
On regular scheduled work days, when company called information meetings at the beginning of the work day last for 1 ½ hours or longer, the number of services necessary for Distribution Plastic crews to complete for incentive purposes will be reduced by one.

•	On a daily basis, Distribution Plastic crew members will receive $35.00 for each service completed that exceeds the number of completed services necessary for the incentive rate.

This payment will be made to eligible Distribution Plastic Operators and Distribution Plastic Laborers on a quarterly basis, (i.e., payments earned in January, February and March will be paid in April of that year).

•	Three plastic classification employees who install services utilizing one digging machine have a base incentive goal of five services in an eight-hour day and seven services in a ten-hour day.

•	Three plastic classification employees who install services utilizing two digging machines will have a base incentive goal of six services in an eight-hour day and eight services in a ten-hour day.

When two machines are being utilized, at least two members of the three person plastic crew will be paid the Distribution Operator rate.

Also, part of this agreement is that the company agrees to maintain at least 15 full-time plastic crews and will also have the ability to add up to four part-time plastic crews to the payroll.

No more than two of these part-time crews will be made in each of the two managerial organized regions.

Also, the union agrees to withdraw grievance 49-98-19 based on the contents of this agreement.

/s/ MIKE YOUNGS                                                         1/11/99                                                                             /s/ NEIL BROWN                                              1/15/99
Mike Youngs                                                                    Date                                                                                 Neil Brown                                                          Date

/s/ MIKE MUSIAL                                                          1/11/99
Mike Musial                                                                      Date

Contract Exhibit I

REVISIONS TO FLEET MANAGEMENT DEPARTMENT REQUIREMENTS
AND THE RELATED PROMOTIONAL SEQUENCE
(Revised March 4, 1997)
(Revised March 1, 2004)

A.	General Information

1.
Uniform Service: Once an employee qualifies to receive this service, it will be the responsibility of the employee to keep track of the uniforms. Lost items will be replaced at employee expense. Replacements due to normal wear and tear will be incurred by the company.

2.
Tools:  The tool allowance will only be used for tools necessary to work on the company’s fleet. The allowance will be reimbursed with the presentation of a receipt and verification that the tool is necessary for working on the company fleet.

The annual tool allowance provision will be improved as follows:

•	Helpers will be eligible for a $200 tool allowance after possessing or obtaining two ASE certifications.
•	The tool allowance for Mechanics, Technicians and Crew Leaders will be increased to $250 annually.
•
Employees in the Mechanic, Technician and Crew Leader classifications will be eligible for an additional $50 to the tool allowance for each ASE certification they receive and maintain over five up to a maximum of $500.

3.
A.S.E. Certification:  The company will pay for one preparation class per employee. The employee will be given two opportunities to certify. Certification tests are given in May and November of each year. The preparation class is a four-day class. The company pays for the testing up to two times and will give the employee company time to take the test.

4.
Recertification:  Recertification is required every 5 years for employees in the Fleet Management Department after 3/1/97. All employees will be given two opportunities to recertify. Recertification testing also takes place in May and November of each year. The company pays for the recertification testing up to two times and will give the employee company time to take the test.

5.
Failure to Recertify:  Employees, on the payroll before 3-1-97, will not be penalized for failure to recertify. However, promotions to Crew Leader will require the employee to be A.S.E. certified in 5 mandatory A.S.E. classifications.

Employees hired after 3/1/97 must recertify. Failure to do so will result in demotion to the next level in which they are able to meet the A.S.E. requirements.

The mandatory five A.S.E. tests include:
Engine Repair
Brakes
Electrical/Electronic Systems
Engine Performance
Suspension and Steering

B.	Employees prior to March 1, 1997

Will not be subject to demotions and will not be forced to become A.S.E. certified, except in the case of a Technician promoting to Crew Leader. All others will, however, be encouraged to attempt to become A.S.E. certified.

Helpers:  Will qualify for uniform service upon contract ratification. They have the opportunity to qualify for the tool allowance if they become A.S.E. certified in at least 2 categories form the list of five mandatory categories. They must pass Nicor Mechanic certification to promote to Mechanic.

Mechanics:  Qualify for both the tool allowance and uniform service at ratification. Must pass Nicor certification to promote to Technician.

Technicians:  Qualify for both the tool allowance and uniform service at ratification. Must pass Nicor certification to promote to Crew Leader, and must pass the 5 mandatory A.S.E. tests listed above to promote to Crew Leader. Upgrade to Crew Leader would be given to the Technician with the most seniority who has A.S.E. certified in the 5 mandatory A.S.E. tests (after all technicians have been given an opportunity to certify). If no technician is A.S.E. certified, upgrade would go to the senior Technician.

Crew Leaders:  Qualify for both the tool allowance and uniform service at ratification. Crew Leaders promoted after ratification must attempt to recertify; however, there will be no penalty or demotion if they fail to recertify. They must pass the 5 mandatory A.S.E. tests to become Crew Leader.

C.	Future Promotions/Hires

Employees hired after ratification:  Failure to recertify could result in demotion and loss of tool allowance and uniform service.

Helpers:  Helpers who transfer to the Fleet Management Department as a Helper within one year from the date of ratification, will be allowed 12 months from the date of their transfer to obtain two A.S.E. certifications. Employees who are unable to obtain the two A.S.E. certifications will be returned to their prior job classification.

After one year from the date of ratification, Helpers will be required to possess two A.S.E. certifications before being considered for a transfer to a Helper position in the Fleet Management Department.

Helpers who pass A.S.E. certification in 2 tests from the mandatory list of 5 will be eligible to receive the $200 tool allowance and the uniform service. Helpers must pass Nicor certification and A.S.E. certification in at least 4 of 8 tests (3 out of the mandatory list) to promote to the Mechanic level.

Mechanics:  Tool allowance and uniform service will only be provided when A.S.E. certification in 4 of 8 tests (3 to be from mandatory list of 5) is obtained. The tool allowance and uniform service will be maintained as long as the employee recertifies. Failure to recertify will result in demotion to the helper classification. Employee will not be demoted until 2 recertification attempts have been made and failed. In addition to A.S.E. certification, each employee must successfully complete the Nicor Mechanic certification. Must pass Nicor Technician certification and A.S.E. requirements for Technicians to be qualified to promote or to upgrade.

Technicians:  Must pass Nicor Technician certification and all A.S.E. certification tests. Must A.S.E. recertify every five years. Failure to recertify after two attempts will result in demotion. Tool allowance and uniform service will continue to be provided as long as the minimum requirements of the mechanic classification are met. It is possible for a Technician to be demoted to a helper and lose the tool allowance and uniform service. Upgrade to Crew Leader will be the Senior Technician who has A.S.E. certified as a Master Mechanic.

Crew Leader:  Must pass all 8 A.S.E. certification tests to become a Master Mechanic and promote to Crew Leader. The Nicor Crew Leader certification must be completed successfully. Must A.S.E. recertify every five years. Crew Leader will be demoted to the appropriate job classification based on the number of A.S.E. tests passed, after attempting two re-certifications, if unable to recertify in all 8. The Senior Technician will be allowed to exhaust both opportunities to certify before being bypassed for the promotion.

Memorandum of Understanding
Part-Time Provisions
(Dated March 4, 1997)
(Revised March 1, 2000)

A.	PART-TIME – With the mutual intent to maintain and/or increase the Bargaining Unit membership, and offer additional flexibility to the Company, the following part-time language shall apply:

1.	Physical Bargaining Unit

The number of part-time employees shall be limited to 30% of all Helper classifications, 30% of all Locators, 25% of the Operations Mechanic classification, 15% of all other Mechanic classifications, 15% of all Technician classifications, 30% of Distribution Plastic Operator classification and 30% of Distribution Plastic Laborer classification.  The above percentages shall be on a company-wide basis.

2.	Clerical Bargaining Unit

The clerical classifications other than those classifications in the Customer Care Call Center shall be limited to 30% of level 1, 30% of level 2, 15% of level 3, 15% of level 4 classifications, and 20% of the Operations Representative classification.  In addition, the number of part-time employees shall be limited to 15%, or two (2), whichever is greater, of the Collector classification.

The total percentage of part-time employees within the Customer Care Call Center shall be limited to 35% of the Customer Care Specialists classification.  Part-time employees in the Customer Care Call Center will be assigned to a fixed day schedule for not less than ninety (90) days.

B.	This agreement supersedes the part-time provisions dated March 4, 1997.

C.	The amended agreements dated April 12, 1994, and December 2, 1994, are continued by mutual agreement.

D.    Staffing

1. The process to be used in filling part-time positions will be completed in the following manner:

a.
Voluntary full-time to part-time transfers of present employees in the affected job classification within the department, into an open and identified part-time position.  Upon 10 days notice, the company may permanently return those employees to full-time status based on their service date.  Those affected employees, who desire to return to part-time, will have the first opportunity to do so.

b.  If additional positions are to be filled, next consideration will be given to present employees who promote in accordance with Article III of the Clerical and Physical Collective Bargaining Agreement.

c.  Remaining positions will be filled by accepting transfer requests of qualified employees before hiring new part-time employees, and must be by mutual consent between the Union and the Company.

E.     Promotions, Transfers, Demotions, and Layoffs

 1. Part-time employees will earn seniority at the same rate as full-time regular employees.

2.
New hires into part-time positions, with less seniority than full-time employees in lower job classifications, will not be eligible to transfer or promote to a full-time position, or into a like job classification, if an employee in a lower job classification is eligible for promotion, in accordance with Article III, of the Collective Bargaining Agreement.

3.	Incumbent full-time employees, transferring into part-time positions, will be promoted, based on their seniority, with other employees in their job classification.

4.	Incumbent full-time employees, promoting to part-time positions, will be promoted based on their seniority, with other employees in their previous full-time job classification.

5.	In the event it becomes necessary to reduce the number of employees in a job classification due to lack of work, part-time employees will be affected according to their service with the company.

F.     Overtime

1.	Overtime, at the rate of time and one half, of the hourly rate, shall be paid after forty (40) hours per week.

2.
Overtime, when required, is the responsibility of full-time employees.  A part-time employee will not be asked to extend, unless all full-time employees have, first, been asked to fill those hours on an overtime basis.  Part-time employees will not be scheduled additional days/hours when 48 hours notice is not given and full-time employees are available to work.

3.	In cases of call-outs, all full-time employees will be contacted first. If additional personnel are required, part-time employees may be called out.

4.	Staffing, for holidays, will be done by utilizing full-time employees. If additional personnel are required, part-time employees will be contacted.

5.	Part-time employees shall not be included on regular Sunday shifts, of eight (8) or ten (10) hours, until all full-time employees have been given the opportunity for those shifts.

6.
If part-time employees are not replaced by full-time employees, in extended day situations which would have resulted in loss of overtime for full-time employees, the bypassed overtime provisions will apply.

7.	Upgrade opportunities will be available to full-time regular employees first.

G.     Other Provisions

1.	Part-time regular employees shall, as a condition of employment, join the Union, in accordance with Article II, of the Collective Bargaining Agreement.

2.	Full-time regular employees shall not be forced into a part-time position.

3.	Part-time regular employees will be paid at the rate equivalent to their job level, as specified in the Collective Bargaining Agreement.

4.	A full-time position will never be eliminated by utilizing two (2) part-time employees working back-to-back shifts.

5.	The Company will provide the Union a monthly list of part-time positions, the names of the employees who fill those positions, work locations, and hours worked.

6.	Part-time regular employees will be covered by the provisions of the Collective Bargaining Agreement, between Local Union 19 and the Company, with the following exceptions:

a.
All part-time regular employees shall work a minimum of twenty (20) hours, per week, not to exceed 1,500 hours in a calendar year.  If a part-time employee works more than 1,500 hours, the job will be posted for a full-time position.

b.
Vacation – part-time employees will be entitled to earn paid vacation time in accordance with the vacation schedule applicable to regular full-time employees, prorated, however, for the number of hours in their regular work schedule relative to a regular forty (40) hour work schedule.  For example, a part-time employee with more than one year, but less than six years of elapsed time service, whose regular work schedule is twenty (20) hours per week, will be entitled to earn forty (40) hours of paid vacation.  As another example, a part-time employee with more than one year, but less than six years of elapsed time service, whose regular work schedule is twenty four (24) hours per week, will be entitled to earn forty eight (48) hours of paid vacation.  Employees scheduled in excess of 20 hours per week for two consecutive months or more will be credited with vacation and holiday pay during those months based on scheduled hours until returned to 20 hours per week.

H.  Benefits

Part-time regular employees are eligible for benefits as described in the Summary Plan Description for Bargaining Employees.

Memorandum of Understanding:
Eligibility for Physical Bargaining Unit Promotions
(Revised May 2004)

In order to fill physical bargaining unit promotions in the most efficient manner, in the future the following ground rules should be followed:

•
If an employee has been offered the opportunity to fill a vacancy and has accepted a promotion, the company has no obligation to offer that employee any other job classification, at the same pay level, unless the employee’s release from his/her present position has been delayed for more than 20 working days from the date the employee accepted the promotion. In this case, the company would then be obligated to offer any new job classification opportunities that the employee would be eligible for.

•
If a Helper, Meter Reader or Locator has been offered and has accepted a promotion and is within the 5 day window to return to his/her former classification with no penalty, should the employee choose to return he/she will be eligible to fill the next available lateral posted. However, employees within the 5 day window may be offered promotional opportunities to a higher job classification.

These provisions were agreed to by the Company and the Union on August 29, 1997 and revised May 13, 2004.

For the Company:                                                                                                                                                      For the Union:

/s/ MIKE YOUNGS                                                                                                                                                   /s/ JEFF KENYON
Mike Youngs                                                                                                                                                              Jeff Kenyon
Assistant Vice President                                                                                                                                          President/Business Manager
Human Resources and Facility Services                                                                                                                IBEW Local 19

Schedule of Floating Holidays:  Union Employees
(Calendar year in which employment begins)

No employee will be granted a floating holiday until he/she has completed the probationary period (120 days from employment date).

Employees on the payroll as of June 1st – 3 floating holidays

Employees on the payroll as of September 1st who were hired after June 1st – 2 floating holidays

Employees added to the payroll after September 1st are not eligible for any floating holidays during that calendar year.

/s/ MIKE YOUNGS
Mike Youngs
1/9/98

Memorandum of Understanding
Field Operations Construction Incentive Program – Training Crews
(Dated August 2, 1999 and revised March 1, 2009)

An agreement regarding eligibility for incentives/upgrades for Field Operations Construction training crews has been reached between Local 19 and the Company.  The following shall apply when an employee is in training and assigned to either a two or three person crew:

•
Where there is an existing Distribution Plastic Crew and the employee(s) in training is not considered to be part of the crew make-up but is there for training purposes only, the trainee shall be eligible for:

➢	Upgrade to certification title if doing productive work.

The trainee is not eligible for incentive upgrade for the day or quarterly incentive cash pay out(s).

•
When an employee(s) in training is considered to be part of the make-up of the Distribution Plastic crew and is able to either work independently or on a minimum size crew or are not considered an extra person on the crew then the employee(s) in training will be eligible for all incentive payments.

•	This agreement will be in effect until March 1, 2014.

Contract Exhibit VI

Memorandum of Understanding

NCAT Incentive Program for 1” Plastic Services

An agreement regarding eligibility for incentives/upgrades for NCAT crews has been reached between Local 19 and the Company.  The following shall apply when NCAT crews are assigned the installation of 1” plastic services.

•
For purposes of eligibility for upgrade & incentives, 1” plastic service installations completed by Distribution Plastic crews will be considered the same as having completed two ½” plastic service installations.

•
On a daily basis, Distribution Plastic crews will receive $35.00 for each service completed that exceed the number of completed services necessary for the incentive rate.  (This payment will be made to eligible Distribution Plastic Operators and Distribution Plastic Laborers on a quarterly basis.)

MEMORANDUM OF UNDERSTANDING

REGARDING SENIOR CONTROLLERS/MECHANICS BEING PROMOTED TO ARC WELDER/SENIOR. SPECIALIST CLASSIFICATIONS

Amended – December 1, 2005

The Company and Union Local 19 have agreed on the following ground rules with regard to the seniority of a Mechanic and/or Distribution Plastic Operator who is promoted in the Arc Welder or Senior Specialist classification.

1.
If a Mechanic and/or Distribution Plastic Operator is promoted to the Arc Welder classification and, after that promotion, a vacancy occurs at the technician level that is to be offered to an employee in the Mechanic and/or Distribution Plastic Operator classification who is junior to the Arc Welder, the Company will, at that time, certify the Arc Welder as a Distribution Technician.

2.
If a Senior Controller is promoted to the Senior Specialist classification and, after that promotion, a vacancy occurs at the Specialist level that is to be offered to an employee in the Senior Controller classification who is junior to the Senior Specialist, the Company will, at that time, certify the Senior Specialist as a Specialist.

3.
If the employee certifies as a Distribution Technician/Specialist and is later disqualified as an Arc Welder, the employee will be demoted to the Distribution Technician/Specialist classification and will maintain his/her same seniority position.

4.
If the employee would fail the Distribution Technician/Specialist certification test and then later is disqualified from the Arc Welder/Senior Specialist classification, he/she would be demoted back to the Senior Controller, Mechanic and/or Distribution Plastic Operator classification.

5.	If the employee fails the Distribution Technician/Specialist certification test, he/she would be unable to re-certify as a Distribution Technician/Specialist for 24 months.

6.
*Employees who hold the Sr. Specialist job classification and perform the work of the Arc Welder and are certified to the Specialist job classification will be eligible to bid on Sr. Specialist job classification vacancies should a non-Arc Welder Sr. Specialist job classification vacancy be posted.

*Indicates change – December 1, 2005

(Reference:  Memorandum of Understanding dated December 27, 2005 by the Company and February 15, 2006 by the Union)

MEMORANDUM OF UNDERSTANDING

REVISION TO FLEET MANAGEMENT DEPARTMENT REQUIREMENTS
AND THE RELATED PROMOTIONAL SEQUENCE
(REVISED SEPTEMBER 26, 2006)

RE: Amended Sections “A, 2” and “C Helpers”

The following agreement has been reached, effective September 26, 2006, between the Company and Union Local 19, regarding the fleet management helpers in the Fleet Management Department.

•	Automotive Service Excellence (A.S.E.) certifications will be waived and not required as consideration for transfers or new hires into the Fleet Management Helper position;

•	Helpers who pass A.S.E. certification in one (1) test from the list of five mandatory categories will be eligible for uniform service;

•	Helpers who pass A.S.E. certifications in two (2) tests from the mandatory list of 5 will be eligible to receive both uniform service and the $200 tool allowance;

•	There are no changes to the A.S.E. certification requirements for Fleet Management Mechanic and Fleet Management Technician.

For the Company:                                                                                                                                                      For the Union:

/s/ PAT LOFTUS                                                            9/28/06                                                                              /s/ ROB WYRWICKI                                        10/2/06
Pat Loftus                                                                         dated                                                                                Rob Wyrwicki                                                    dated
General Manager                                                                                                                                                       President
Labor Relations & Facility Services                                                                                                                       I.B.E.W. Local 19

Incentive Structure for a Designated Field Operations
Construction Directional Drilling Crew Utilizing Directional
Drilling Equipment – 04/23/2008

DATE	HOURS	INCENTIVE
March 16 thru December 31	8 Hour work day
Both crew members are upgraded if 4 services are installed within a day, and each crew member shall collect an additional $35.00 incentive payment for each additional service installation thereafter during that day.

March 16 thru December 31	10 hour work day
Both crew members are upgraded if 5 services are installed within a day, and each crew member shall collect an additional $35.00 incentive payment for each additional service installation thereafter during that day.

January 1 thru March 15	8 hour work day
Both crew members are upgraded if 3 services are installed within a day, and each crew member shall collect an additional $35.00 incentive payment for each additional service installation thereafter during that day.

January 1 thru March 15	10 hour work day
Both crew members are upgraded if 4 services are installed within a day, and each crew member shall collect an additional $35.00 incentive payment for each additional service installation thereafter during that day.

/s/ BOB GOAD                                                                5/14/08                                                                              /s/ ROB WYRWICKI                                        5/14/08
Bob Goad                                                                          Date                                                                                  Rob Wyrwicki                                                    Date
General Manager                                                                                                                                                       President
Field Operations Construction                                                                                                                                IBEW Local 19

Exhibit I

Memorandum of Agreement
Dated March 1, 2009

This document will supersede any prior agreements or memorandums pertaining to the installation of mains and services by contractors.

The Company will notify the Union President regarding plans to work contractors on overtime installing mains and services.

The Company and the Union agree to the following when contractors work overtime installing gas mains and services that our employees normally perform.

•
In situations where the contractor works overtime and the contractor performs work that normally is performed by our employees, the Company will offer employees from the reporting center where the work is being performed the opportunity to work.  The work will be offered as designated below until an equal number of employees have accepted the work or all employees have been asked to work.

•	Reporting Center is defined as the area covered for emergency or scheduled overtime by employees assigned to a specific company headquarters.

•
Overtime will be defined as scheduled days of work after the contractor has worked 40 hours in a calendar week and will not include hours during extended days as a result of necessities on the job or additional days to make up for inclement weather.

•	The work will be offered to our employees within a week after the contractor works and will be offered to the Nicor employee group most aligned with business needs as follows:

The overtime will be offered to Field Operations Construction employees when contractors install new P.E. mains and new P.E. services and then Field Operations Delivery employees if additional resources are required.  In areas with no Field Operations Construction employees, the overtime would be offered to Field Operations Delivery employees.

The overtime will be offered to Field Operations Delivery employees when contractors are performing public improvement, system improvement and revision mains and services.

Exhibit II

Excess Clerical Employee Ground Rules
Dated July 12, 1984
Revised July 19, 1991
Revised March 1, 2009

It has been agreed between the company and union that excess clerical employees will not be forced from their previous reporting headquarters beyond the reasonable distances as set forth below.

G.O.	Park Ridge	Crystal Lake	Bellwood
Bellwood	Glen Ellyn	Elgin	Park Ridge
Joliet	Aurora/Yorkville	Schaumburg	Schaumburg
Glen Ellyn	Crystal Lake	Sycamore	Glenwood
Aurora/Yorkville	Schaumburg	Rockford	Crestwood
Sycamore	Elgin	Park Ridge	G.O.
*Glen Ellyn

Glenwood	Kankakee	Bloomington	Paxton
Crestwood	Glenwood	Paxton	Bloomington
Joliet	Crestwood	Hudson	Kankakee
Kankakee	Joliet	Pontiac
G.O.
Bellwood

Ottawa	Joliet	Glen Ellyn	Sycamore
Joliet	Kankakee	G.O.	Crystal Lake
Yorkville	G.O.	Bellwood	Dixon
Ancona	Ottawa	Park Ridge	G.O.
Troy Grove	Glenwood	Schaumburg	Glen Ellyn
	Crestwood	Sycamore	Aurora/Yorkville
	Glen Ellyn	Elgin	Elgin
Aurora/Yorkville

Dixon	Rockford
Rockford	Crystal Lake
Sycamore	Elgin
Dixon

Employees promoted to a 3 level position or higher prior to December 31, 1985 will not be forced into the Call Center should they become excess.

*Corrected August 2009

EXHIBIT III

AGREEMENT REGARDING TRANSFERS FROM CLERICAL TO METER READING

Employees from clerical levels 1, 2, 2A and 3 may accept positions in meter reading under the following conditions:

•	Employees must have 1 ½ years in current position.
•
If employee’s current rate of pay is greater than current meter reader rate of pay, the employee’s rate of pay will be reduced to the maximum of the meter reader job classification which currently is $15.35.

•	Employee’s whose rate of pay is below the maximum of the meter reader job will be slotted into the appropriate time and rate step (down) of the meter reader job classification.
•	Employees will have a one time opportunity to transfer to the meter reader job classification.
•
Employees will be required to pass meter pro training.  If an employee is unsuccessful in passing meter pro training the employee will not be eligible to return to the clerical bargaining unit and employment will be terminated.

•
Employees will be required to complete a 120 day qualifying period after successful completion of meter pro.  Employees who are unsuccessful will not be eligible to return to the clerical bargaining unit and employment will be terminated.

•	The discharge of an employee in their qualifying period will not be subject to the provisions of Article VIII.
•	Employees will not be eligible for time or mileage reimbursements.

This program will expire on July 1, 2011 unless extended by mutual agreement by the Company and the Union.

TOPICAL INDEX

	Article	Section	Page
A
Arbitration	VIII	5	18

B
Basic Work Day, Definition of	IV	1	6
Basic Work Week, Definition of	IV	1	6

C
Call-outs/Call-backs	IV	18	9
Contracting Provision	V	6	12
Court Service	VI	16	15

D
Death in Family	VI	14	15
Demotion	III	7	4

E
Election Officials	VI	17	15
Exhibit A-Physical Wage Rates			25
Exhibit A-Clerical Wage Rates			34
Exhibit A1-Pension Bands			46
Exhibit B-Clerical Promotional Series			48
Exhibit B-Lines of Promotion & Demotion			54
Exhibit C-Memorandums of Agreement			62

G
Grievance Procedure	VIII	5	18

H
Holidays	IV	24	11

I
Inclement Weather Provisions	V	3	12

TOPICAL INDEX – Continued
	Article	Section	Page
J
Job Classification Index	Exhibit A		25
Jury Service	VI	15	15

L
Layoff Procedure	III	12	5
Leave of Absence, Personal Reasons	VI	18	16
Leave of Absence, Union Business	III	19	16
Lines of Promotion and Demotion-Physical	Exhibit B		54
Long and Faithful Service	III	14	6

M
Meal Allowance Provisions	IV	23	10
Memorandums of Agreement	Exhibit C		62
Memorandums of Agreement, Listing	IX	3	20
Military Leave, Return From	VII	4	16

N
No Strike or Lock-out	II	3	3
Non-discrimination	II	4	3

O
Overtime, Computation of	IV	3	7
Overtime Equalization	IV	17	9

P
Pension Bands	Exhibit A1		46
Period of Agreement	IX		20
Preamble			2
Probationary Employee, Definition of	III	2	4
Promotional Series – Clerical	Exhibit B		48
Promotions Definition of	III	6	4
Factors to be considered	III	7	4
Training and qualifying period	III	10	5

TOPICAL INDEX – Continued
	Article	Section	Page

R
Regular Employee, Definition of	III	1	4
Representation and Recognition	I	1, 2, 3	2
Rest Period	IV	15	9

S
Safety	V	1	12
Service, Definition of	III	3	4
Shift Change Provision	IV	12	8
Shift Premium	IV	4	7
Stewards, Number of	VIII	1	17
Supplemental Agreements, List of	IX	4	20
Sunday Premium	IV	5	7

T
Time and Rate Step Schedule (Physical)	Exhibit A		29
Time and Rate Step Schedule (Clerical)	Exhibit A		41

U
Union Dues Deduction	II	8	3
Union Membership	II	2	2
Upgrading	VII	3	16

V
Vacation
Days/years of service requirement	VI	2	13
Period	VI	7	14
Scheduling	VI	6	14
Half Day	VI	10	14
Retiring/Terminating employees	VI	12	15
Deferred	VI	13	15

W
Wage Protection Provisions
Physical disabled employees	VII	5	16
Wage Rates, Physical	Exhibit A		25
Wage Rates, Clerical	Exhibit A		34
Work Schedules, Definition of	IV	6	7